                            ASSET PURCHASE AGREEMENT
                                     AMONG
           SUN PAGING COMMUNICATIONS, A FLORIDA GENERAL PARTNERSHIP,
                     PALMER COMMUNICATIONS INCORPORATED and
                            AMERICAN MOBILPHONE, INC.


                                       AND


                         CONTACT COMMUNICATIONS INC. and
                                   PRONET INC.







                               November 10,  1995

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
                                    ARTICLE 1

                           PURCHASE AND SALE OF ASSETS

  1.1    Assets to be Acquired . . . . . . . . . . . . . . . . . . . . . . . 1
  1.2    Excluded Assets . . . . . . . . . . . . . . . . . . . . . . . . . . 1
  1.3    Assumption of Certain Liabilities . . . . . . . . . . . . . . . . . 1
  1.4    Purchase Price. . . . . . . . . . . . . . . . . . . . . . . . . . . 3
  1.5    Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
  1.6    Deposit Escrow Agreement. . . . . . . . . . . . . . . . . . . . . . 4
  1.7    Indemnification Escrow Agreement. . . . . . . . . . . . . . . . . . 5

                                    ARTICLE 2

           REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND PRONET

  2.1    Due Organization. . . . . . . . . . . . . . . . . . . . . . . . . . 5
  2.2    Due Authorization . . . . . . . . . . . . . . . . . . . . . . . . . 5
  2.3    Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
  2.4    Conflicts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
  2.5    Consents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
  2.6    Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6


                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES
                         OF THE SELLERS AND THE PARTNERS

  3.1    Due Organization. . . . . . . . . . . . . . . . . . . . . . . . . . 6
  3.2    Due Authorization . . . . . . . . . . . . . . . . . . . . . . . . . 7
  3.3    Conflicts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
  3.4    Consents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
  3.5    Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . 7
  3.6    Conduct of Business; Certain Actions. . . . . . . . . . . . . . . . 8
  3.7    Title . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
  3.8    Pagers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
  3.9    Licenses and Permits. . . . . . . . . . . . . . . . . . . . . . . . 9
  3.10   Intellectual Rights . . . . . . . . . . . . . . . . . . . . . . . . 9


                                      (i)

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                                                                            PAGE
                                                                            ----
  3.11   Compliance with Laws. . . . . . . . . . . . . . . . . . . . . . . . 10
  3.12   Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
  3.13   ERISA Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
  3.14   Contracts and Agreements. . . . . . . . . . . . . . . . . . . . . . 11
  3.15   Claims and Proceedings. . . . . . . . . . . . . . . . . . . . . . . 11
  3.16   Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
  3.17   Personnel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
  3.18   Business Relations. . . . . . . . . . . . . . . . . . . . . . . . . 13
  3.19   Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
  3.20   Warranties. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
  3.21   Accounts Receivable . . . . . . . . . . . . . . . . . . . . . . . . 13
  3.22   Customers and Suppliers . . . . . . . . . . . . . . . . . . . . . . 13
  3.23   Interest in Competitors, Suppliers, and Customers . . . . . . . . . 14
  3.24   Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
  3.25   Commission Sales Contracts. . . . . . . . . . . . . . . . . . . . . 14
  3.26   Regulatory Certificates . . . . . . . . . . . . . . . . . . . . . . 14
  3.27   Information Furnished . . . . . . . . . . . . . . . . . . . . . . . 14


                                    ARTICLE 4

                    COVENANTS OF THE SELLERS AND THE PARTNERS

  4.1    Inspection. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
  4.2    Compliance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
  4.3    Satisfaction of All Conditions Precedent. . . . . . . . . . . . . . 15
  4.4    No Solicitation . . . . . . . . . . . . . . . . . . . . . . . . . . 15
  4.5    Notice of Developments. . . . . . . . . . . . . . . . . . . . . . . 15
  4.6    Notice of Breach. . . . . . . . . . . . . . . . . . . . . . . . . . 15
  4.7    Notice of Litigation. . . . . . . . . . . . . . . . . . . . . . . . 16
  4.8    Continuation of Insurance Coverage. . . . . . . . . . . . . . . . . 16
  4.9    Maintenance of Credit Terms . . . . . . . . . . . . . . . . . . . . 16
  4.10   Updating Information. . . . . . . . . . . . . . . . . . . . . . . . 16
  4.11   Interim Operations of the Sellers . . . . . . . . . . . . . . . . . 16
  4.12   Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . 17
  4.13   Assignments . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
  4.14   Licenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

                                      (ii)

                                                                            PAGE
                                                                            ----
                                    ARTICLE 5

                              REGULATORY APPROVALS





                                    ARTICLE 6

                              CONDITIONS TO CLOSING

  6.1    Conditions to Obligations of the Purchaser and ProNet . . . . . . . 18
  6.2    Conditions to Obligations of the Sellers and the Partners . . . . . 20

                                    ARTICLE 7

                                   TERMINATION

  7.1    Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

                                    ARTICLE 8

                                 INDEMNIFICATION

  8.1    Indemnification of the Purchaser and ProNet . . . . . . . . . . . . 21
  8.2    Indemnification Of the Seller and the Partners. . . . . . . . . . . 22
  8.3    Defense of Third Party Claims . . . . . . . . . . . . . . . . . . . 22
  8.4    Direct Claim. . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
  8.5    Limitations . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

                                    ARTICLE 9

                                  MISCELLANEOUS

  9.1    Collateral Agreements, Amendments, and Waivers. . . . . . . . . . . 24
  9.2    Risk of Loss - Damage to Transferred Assets . . . . . . . . . . . . 24
  9.3    Prorations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
  9.4    Allocation of Purchase Price. . . . . . . . . . . . . . . . . . . . 25


                                      (iii)

                                                                            PAGE
                                                                            ----
  9.5    Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
  9.6    Sellers' Liabilities. . . . . . . . . . . . . . . . . . . . . . . . 25
  9.7    Successors and Assigns. . . . . . . . . . . . . . . . . . . . . . . 25
  9.8    Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
  9.9    Invalid Provisions. . . . . . . . . . . . . . . . . . . . . . . . . 26
  9.10   Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
  9.11   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
  9.12   Survival of Representations, Warranties, and Covenants. . . . . . . 27
  9.13   Public Announcement . . . . . . . . . . . . . . . . . . . . . . . . 27
  9.14   Further Assurances. . . . . . . . . . . . . . . . . . . . . . . . . 27
  9.15   No Third-Party Beneficiaries. . . . . . . . . . . . . . . . . . . . 27
  9.16   Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
  9.17   Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
  9.18   Sections; Exhibits. . . . . . . . . . . . . . . . . . . . . . . . . 28
  9.19   Number and Gender of Words. . . . . . . . . . . . . . . . . . . . . 28
  9.22   Specific Performance. . . . . . . . . . . . . . . . . . . . . . . . 28
  9.23   ProNet Guarantee. . . . . . . . . . . . . . . . . . . . . . . . . . 28

                                    SCHEDULES
1.1       Transferred Assets
1.2       Excluded Assets
3.1       Foreign Qualification
3.3       Conflicts
3.4       Consents
3.5(a)    September Asset List
3.6       Conduct of Business
3.7       Title
3.8       Tariffs
3.9       Licenses and Permits
3.10      Intellectual Rights
3.12      Insurance
3.15      Claims and Proceedings
3.17      Personnel
3.21      Accounts Receivable
3.22      Customers and Suppliers
3.24      Inventory
3.25      Commission Sales Contracts
6.1(g)    Current Accounts

                                      (iv)

                                    EXHIBITS

A    -  Bill of Sale
B    -  Assumption Agreement
C    -  Form of Opinion of Counsel to the Sellers and the General Partners
D    -  Form of Opinion of FCC Counsel to the Sellers and the Partners
E    -  Noncompetition Agreement - Palmer Communications Incorporated
E-1  -  Noncompetition Agreement - American Mobilphone, Inc.
F    -  Noncompetition Agreement - Sun Paging Communications
G    -  License Agreement
H    -  Allocation of Purchase Price
I    -  Indemnification Escrow Agreement
J    -  Deposit Escrow Agreement














                                      (v)

                            ASSET PURCHASE AGREEMENT


     This Asset Purchase Agreement (this "Agreement") is made and entered into as of November 10, 1995, by and among Sun Paging Communications, a Florida general partnership (the "Seller"), Palmer Communications Incorporated ("Palmer"), American Mobilphone, Inc. ("American", collectively with Palmer, the "Partners"), and Contact Communications Inc., a Delaware corporation (the "Purchaser") and ProNet Inc., a Delaware corporation ("ProNet").

                                 R E C I T A L S

     A.   The Partners are the only partners of the Seller.

     B. The Purchaser desires to purchase from the Seller, and the Seller desires to sell to the Purchaser, upon the terms and subject to the conditions set forth herein, substantially all of the property and assets of the Seller that are used in the conduct of the Seller's radio paging system business in Florida (such property, assets, and business, including all rights to affiliated networks, being hereinafter collectively called the "System").

                               A G R E E M E N T S

     NOW, THEREFORE, in consideration of the respective representations, warranties, agreements, and conditions hereinafter set forth, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                           PURCHASE AND SALE OF ASSETS

     1.1 ASSETS TO BE ACQUIRED. On the Closing Date (as hereinafter defined), the Seller shall sell to the Purchaser, and the Purchaser shall purchase from the Seller, on the terms and conditions set forth in this Agreement, all of the property and assets of whatever nature of the Seller that are used in the conduct of the System (other than as provided in Section
1.2 hereof) including, without limitation, the assets described in SCHEDULE
1.1 attached hereto (collectively, the "Transferred Assets"), free and clear of all liens, security interests, claims, rights of another, and encumbrances of any kind or character except as disclosed in SCHEDULE 3.7 attached hereto.

     1.2 EXCLUDED ASSETS. The Seller shall not sell, assign, transfer, or convey to the Purchaser hereunder any of the assets or property of the Seller used in the conduct of the System listed on SCHEDULE 1.2 attached hereto (the "Excluded Assets").

     1.3 ASSUMPTION OF CERTAIN LIABILITIES. On the Closing Date, the Purchaser shall assume and agree to perform and discharge the liabilities and obligations of the Seller under:

          (a) All personal property leases listed on ANNEX 2 to SCHEDULE 1.1 (the "Personal Property Leases");

          (b) All real estate leases (including any radio tower leases) listed on ANNEX 3 to SCHEDULE 1.1 (the "Real Estate Leases"); and

          (c) All contracts, agreements, arrangements, policies, and instruments that are listed on ANNEX 4 to SCHEDULE 1.1 (the "Miscellaneous Contracts" and, collectively with the Personal Property Leases and the Real Estate Leases, the "Assumed Contracts"),

but only to the extent such liabilities and obligations relate to goods delivered to, services performed for, or benefits received by the Purchaser after the Closing.

     In addition to the above described obligations under the Assumed Contracts, the Purchaser shall assume and agrees to discharge the obligations of the Seller with respect to the customer pager rental deposits in the amounts set forth on the Closing Balance Sheet (as hereinafter defined) and the obligations of the Seller to provide services with respect to the deferred revenue accounts transferred to the Purchaser at the Closing (as hereinafter defined) (such deposits, deferred revenue accounts and the Assumed Contracts collectively referred to herein as the "Assumed Liabilities"); provided however, that the Purchase Price shall be reduced by the amount of the customer pager rental deposits and deferred revenues existing on the Closing Date.

     Notwithstanding the foregoing, it is expressly understood that the Purchaser shall not be liable for and shall not assume any of the Seller's obligations or liabilities (whether known or unknown, matured or unmatured, or fixed or contingent) other than obligations and liabilities expressly assumed in this Section 1.3. Without limiting the generality of the foregoing, the Purchaser shall not assume any of the Seller's obligations or liabilities in connection with the System with respect to (a) any claims for workers compensation for claimed injuries occurring prior to the Closing Date, (b) any foreign, Federal, state, county, or local taxes on income of the Seller whether arising before or after the Closing Date, any foreign, federal, state, county, or local taxes, fees, and assessments of any kind of the Seller or for which the Seller has the obligation to collect from any other party, including, without limitation, sales, use, gross receipts, franchise, excise, payroll, including Social Security and unemployment, value-added, withholding, and any other taxes, whether arising before or after the Closing Date (Purchaser shall be responsible, however, without limitation, for any foreign, state, county or local taxes relating to the Transferred Assets of the System which accrue or arise as of and after the Closing Date.) or any foreign, federal, state, county, or local taxes, including, without limitation, sales, use, gross receipts and value-added taxes, or any other fees assessed against Seller for sale of the Transferred Assets to Purchaser under Section 1.1 hereof (Purchaser shall, however, assume any liability for any taxes or fees assessed against Purchaser for the purchase of the Transferred Assets from Seller under Section 1.1 hereof.) (c) any liability for any violation by the Seller of any

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statutes, laws, regulations, or ordinances of any federal, state, or local government, including, without limitation, the failure to file or the improper filing of any and all tax returns and other reports or the failure to timely pay any and all taxes, fees, and assessments to any governmental unit, authority, or instrumentality by the Seller, (d) any liability for any breach of contract, negligence, or misconduct by the Seller or any of its agents, servants, or employees, (e) any liability of the Seller arising out of or pursuant to Seller's employee severance policy, if any, (f) any liability of the Seller relating to any litigation arising from any event, action, or omission relating to a time period prior to the Closing Date, (g) any liability of the Seller relating to employee benefit plans maintained by the Seller, (h) any liability arising out of or incurred in respect of any transaction of the Seller occurring prior to or after the Closing Date, (i) any liability of the Seller to its Partners, whether in connection with the transactions contemplated by this Agreement or any subsequent liquidation and dissolution of the Seller, or otherwise, including, but not limited to, liabilities or obligations of the Seller to make distributions to the Partners or distributions in liquidation. Seller shall indemnify Purchaser, pursuant to Section 8 hereof, for any liabilities of Seller not expressly assumed by the Purchaser pursuant to this Section 1.3.

     1.4 PURCHASE PRICE. The aggregate purchase price payable by the Purchaser to Seller in consideration for the sale of the Transferred Assets shall be an amount equal to the sum of (A) $75,000, (the "Indemnification Funds") which amount shall be deposited with the Escrow Agent (hereinafter defined) as a deposit in accordance with Section 1.7 hereof and the terms of the Indemnification Escrow Agreement a copy of which is attached hereto as
EXHIBIT I (B) $2,475,000 payable in cash to Seller on the Closing Date, (C) an amount payable in cash to Seller on the Closing Date equal to the sum of the Seller's accounts receivable in respect of services or merchandise provided by the System, less the amount of Seller's liabilities for Customer deposits for the System and less the amount of Seller's deferred revenues for the System, (for the purposes of this calculation, the amount of accounts receivables, customer deposits and deferred revenue shall be taken from Seller's accounting records as of the day before the Closing Date (the "Closing Balance Sheet"), (D) $50,0000 payable to Seller at Closing (the "Deposit") which amount has been deposited by Purchaser with Nations Bank of Texas, N.A., (the "Escrow Agent") as a deposit in accordance with the terms of that certain Depository Agreement of even date herewith, by and among the parties herein (the "Deposit Escrow Agreement"), a copy of which is attached hereto as EXHIBIT J, and (E) an amount payable in cash to Seller at the Closing or a Purchase Prices reduction to be determined by the Seller's Recurring Monthly Revenue (as hereinafter defined) for the last complete month prior to the date of the Closing; provided that in the event Recurring Monthly Revenue is less than $140,000, the Purchase Price shall be reduced by $10,000 for each $1,000 under $140,000; and further provided that in the event the Recurring Monthly Revenue exceeds $150,000, the Purchase Price shall be increased by $10,000 for each $1,000 over $150,000. "Recurring Monthly Revenue" shall be defined as total monthly operating revenue less net equipment sales revenue.

For purposes of calculating the Purchase Price, the Seller's accounts receivable shall be valued as follows: (A) 96% of face amount for accounts receivable that, as of the Closing Date, are less than 30 days past due from the date of billing; (B) 90% of face amount for accounts receivable

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that, as of the Closing Date, are 30 days or more and less than 60 days past due from the date of billing; (C) 30% of face amount for accounts receivable that, as of the Closing Date, are 60 days or more and less then 90 days past due from the date of billing; and (D) 5% of face amount for accounts receivable that, as of the Closing Date, are 90 days or more past due from the date of billing. Notwithstanding the foregoing, any accounts receivable in respect of any customers that opened new accounts with the Seller within 30 days immediately prior to the Closing Date shall be valued at 80% of the face amount for such accounts receivable.

Notwithstanding the foregoing, to the extent that any accounts receivable of any Seller are in dispute with the obligor or are known by the Seller or either Partner to be noncollectible at the time of Closing, no value shall be assigned to Purchaser. In addition, the parties hereto acknowledge and agree that no amount shall be paid by the Purchaser for accounts receivable relating to services to be performed, or goods sold, by the Purchaser after the Closing Date. The Purchase Price shall be paid by certified bank check or wire transfer of immediately available funds.

     1.5  CLOSING.

          (a) CLOSING DATE. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of the Purchaser located at 6340 LBJ Freeway, Dallas, Texas 75240 at 9:00 a.m., local time, on the last day of the month in which all Federal, state, and local regulatory approvals for the transactions contemplated hereby are received by Final Order (as hereinafter defined) or such other location as may be agreed upon by Seller and Purchaser. The date on which the Closing actually occurs is referred to herein as the "Closing Date".

          (b) DELIVERY AND PAYMENT. At the Closing, (i) the Seller shall execute and deliver to the Purchaser a bill of sale and assignment with respect to the Transferred Assets substantially in the form attached hereto as EXHIBIT A (the "Bill of Sale"), and such other bills of sale, assignments, certificates of title, endorsements, and other instruments of conveyance as may be necessary to transfer the Transferred Assets to the Purchaser, and
(ii) the Purchaser shall (A) execute and deliver to the Seller an assumption agreement with respect to the Assumed Liabilities substantially in the form attached hereto as EXHIBIT B (the "Assumption Agreement"), (B) deliver to the Seller by wire transfer the amount of the cash portion of the Purchase Price to be paid on the Closing Date as provided in Section 1.4 (b); 1.4(c) and 1.4
(e) hereof, and (C) deliver to the Escrow Agent by wire transfer the Indemnification Funds in accordance with the terms of the Indemnification Escrow Agreement, a copy of which is attached hereto as Exhibit I; and (iii) the Escrow Agent shall deliver the Deposit ($50,000) to the Seller by wire transfer and the interest accrued thereon to the Purchaser.

           1.6 DEPOSIT ESCROW AGREEMENT. Pursuant to the Deposit Escrow Agreement, substantially in the form of EXHIBIT J, attached hereto, the Purchaser will deliver the Deposit to the Escrow Agent on the date of execution hereof. After the Sellers have executed and delivered the Seller's Closing Certificate (as defined in Section 6.1 (a)) to Purchaser and ProNet and

ProNet and Purchaser have executed and delivered the Purchaser's Closing Certificate (as defined in Section 6.2 (a)) to Seller, Purchaser, ProNet and Sellers shall execute the written instructions in the form of Exhibit B-1 and deliver Exhibit B-1 to the Escrow Agent instructing the Escrow Agent to deliver the Deposit to Sellers and the interest accrued thereof to the Purchaser at the Closing in accordance with Section 1.4 of this Agreement.
If this Agreement is terminated prior to Closing pursuant to  Section 7.1
(b), then the Deposit, including all accrued interest thereon, shall be paid to Seller; and if this Agreement is terminated prior to Closing pursuant to
Section 7.1 (c), then the Deposit, including all accrued interest thereon, shall be paid to Purchaser.

          1.7. INDEMNIFICATION ESCROW AGREEMENT. Prior to or at the Closing, Purchaser, Sellers, and the Escrow Agent shall enter into an Indemnification Escrow Agreement (herein so called) substantially in the form of EXHIBIT I, attached hereto, whereby Buyer and Sellers shall agree that the Indemnification Funds shall be deposited on the Closing Date into and held in escrow under and pursuant to the Indemnification Escrow Agreement.

                                    ARTICLE 2

           REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND PRONET

     The Purchaser and ProNet hereby represent and warrant to the Seller and the Partners as follows (with the understanding that the Seller and the Partners are relying materially on each such representation and warranty in entering into and performing this Agreement):

     2.1 DUE ORGANIZATION. The Purchaser and ProNet are corporations duly organized, validly existing, and in good standing under the laws of the State of Delaware and have full corporate power and corporate authority to own or lease their properties and to carry on their businesses as, and in the places where, such properties are owned or leased and such businesses are conducted.

     2.2 DUE AUTHORIZATION. The Purchaser and ProNet have full corporate power and corporate authority to enter into and perform their obligations under this Agreement and each agreement, document, and instrument required to be executed by the Purchaser and ProNet in accordance herewith. The execution, delivery and performance of this Agreement and any other agreements required to be executed by Purchaser and ProNet have been duly authorized. This Agreement and the other agreements, documents, and instruments required to be executed and delivered by the Purchaser and ProNet in accordance herewith have been, or by the Closing shall have been, duly and validly executed and delivered by the Purchaser and ProNet and constitute, valid and binding obligations of the Purchaser and ProNet enforceable in accordance with their respective terms, except that (a) such enforcement may be subject to applicable bankruptcy, insolvency, fraudulent transfer, or other laws, now or hereafter in effect, affecting creditors' rights generally, and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses (including commercial reasonableness, good faith, and fair dealing) and to the discretion of the court before which any proceeding therefor may be brought.

     2.3 FUNDS. As of the date of this Agreement, the Purchaser has access to sufficient funds or has obtained commitments from a reputable financial institution to enable it to obtain such funds as are needed to pay the Purchase Price.

     2.4 CONFLICTS. Except as set forth on Schedule 2.4, neither the execution, delivery, nor performance of this Agreement or any other agreement, document or instrument to be executed by Purchaser and/or ProNet in connection herewith shall (a) violate any Federal, state, county, or local law, rule, or regulation applicable to the Purchaser or ProNet, or (b) violate, conflict or constitute a default of any provision of the Certificate of Incorporation or Bylaws of Purchaser or ProNet.

     2.5 CONSENTS. Set forth on Schedule 2.5 attached hereto is a complete list of all actions, consents, or approvals of, or filings with, any governmental authorities or third parties required in connection with the execution, delivery, or performance of this agreement, document, or other instrument to be executed in connection herewith by Purchaser and ProNet.

     2.6 BROKERS AND FINDERS. Purchaser and ProNet have not employed any broker, finder, sales agent or investment banker or incurred any liability to such in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

                                    ARTICLE 3

     REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE PARTNERS

     The Seller and the Partners hereby jointly and severally represent and warrant to the Purchaser and ProNet as follows (with the understanding that the Purchaser and ProNet are relying materially on each such representation and warranty in entering into and performing this Agreement):

     3.1 DUE ORGANIZATION; OWNERSHIP. The Seller is a general partnership duly organized and validly existing, under the laws of the State of Florida and has full power and authority to own or lease its properties and to carry on its businesses as, and in the places where, such properties are owned or leased and such businesses are conducted. The Seller is qualified to do business in the states set forth on SCHEDULE 3.1 attached hereto, which states represent every jurisdiction where such qualification is required. No other jurisdiction has asserted a claim that the Seller is required to qualify to do business as a foreign corporation in such jurisdiction. All of the partnership interest in the Seller are owned of record and beneficially as set forth on SCHEDULE 3.1 attached hereto. There are no authorized or outstanding warrants, options, or rights of any kind to acquire from the Seller or the Partners any equity or debt securities of the Seller or securities convertible into or exchangeable for equity or debt securities of the Seller.

     3.2 DUE AUTHORIZATION. The Seller has full power and authority to enter into and perform its obligations under this Agreement and each agreement, document, and instrument required to be executed by the Seller in accordance herewith. The execution, delivery, and performance of this Agreement and any agreements, documents, and instruments required to be executed by the Seller have been duly authorized by the Partners. This Agreement and the agreements, documents, and instruments required to be executed and delivered by the Seller or the Partners in accordance herewith have been duly and validly executed and delivered by the Seller and/or the Partners and constitute valid and binding obligations of the Seller and/or the Partners enforceable in accordance with their respective terms, except that (a) such enforcement may be subject to applicable bankruptcy, insolvency, fraudulent transfer, or other laws, now or hereafter in effect, affecting creditors' rights generally, and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses (including commercial reasonableness, good faith, and fair dealing) and to the discretion of the court before which any proceeding therefor may be brought.

     3.3 CONFLICTS. Except as set forth on SCHEDULE 3.3, neither the execution, delivery, nor performance of this Agreement or any other agreement, document, or instrument to be executed by the Seller and/or the Partners in connection herewith shall (a) violate any Federal, state, county, or local law, rule, or regulation applicable to the Seller or the Partners or their properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which the Seller or the Partners are a party, or by which it, or their properties are bound, or result in the creation of any lien, security interest, charge, or encumbrance upon any of such properties,
(c) result in the acceleration of the maturity of any indebtedness of, or indebtedness secured by any property or other assets of, the Seller or the Partners, or (d) violate or conflict with any provision of the partnership agreement of the Seller.

     3.4 CONSENTS. Set forth on SCHEDULE 3.4 attached hereto is a complete list of all actions, consents, or approvals of, or filings with, any governmental authorities or third parties required in connection with the execution, delivery, or performance of this Agreement or any agreement, document, or other instrument to be executed in connection herewith by any of the Partners or the Seller.

     3.5 FINANCIAL STATEMENTS. [FINANCIAL STATEMENTS TO BE CONFIRMED] The Seller has delivered to the Purchaser (a) the audited balance sheet and income statement of Seller through December 31, 1994, (the "1994 Financial Statements"), (b) balance sheet and income statement of Seller through July 31, 1995 (the "Interim Financial Statements and together with the 1994 Financial Statements, the "Financial Statements"), and (c) a list of the Transferred Assets together with the book value of each such Transferred Asset as of September 30, 1995, which list is set forth on SCHEDULE 3.5(a) attached hereto (the "September Asset List"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except, with respect to the Interim Financial Statements, for the absence of footnotes, and subject to normal year-end adjustments and accruals required to be made in the ordinary course of business consistent with past practices) and fairly present the financial position and, results of operations, of the Seller as of the indicated dates and for the indicated periods. The September Asset List has been prepared in accordance with and is otherwise consistent with the books and records of the Seller, presents fairly and accurately the book value of each of the Transferred Assets, and has been prepared in accordance with generally accepted accounting principles as used in the preparation of Financial Statements.

     3.6  CONDUCT OF BUSINESS; CERTAIN ACTIONS.  Except as set forth on
SCHEDULE 3.6 attached hereto, since July 31, 1995, the Seller has conducted its business and operations in the ordinary course and consistent with its past practices and has not (a) increased the compensation of any of the directors, officers, or key employees of the System or, except for wage and salary increases made in the ordinary course of business and consistent with the past practices of the Seller, increased the compensation of any other employees of the System, (b) except as set forth in SCHEDULE 3.6 made any capital expenditures exceeding $10,000 individually or $25,000 in the aggregate, (c) sold any asset (or any group of related assets) used in the operation of the System in any transaction (or series of related transactions) in which the purchase price for such asset (or group of related assets) exceeded $5,000, (d) discharged or satisfied any lien or encumbrance or paid any obligation or liability, absolute or contingent, other than current liabilities incurred and paid in the ordinary course of business, (e) made or guaranteed any loans or advances to any party whatsoever, (f) suffered or permitted any lien, security interest, claim, charge, or other encumbrance to arise or be granted or created against or upon any of the Transferred Assets, (g) canceled, waived, or released any debts, rights, or claims of the System against third parties, (h) made any change in the method of accounting of the Seller, (i) made any investment or commitment therefor in any person, business, corporation, limited liability company, association, partnership, joint venture, trust, or other entity, (j) except as set forth on Schedule 3.6 made, entered into, amended, or terminated any written employment contract or created, made, amended, or terminated any bonus, stock option, pension, retirement, profit sharing, or other employee benefit plan or arrangement, or withdrawn from any "multi-employer plan" (as defined in Section 414(f) of the Internal Revenue Code of 1986, as amended (the "Code")) so as to create any liability under Article IV of ERISA (as hereinafter defined) to any entity, (k) amended, renewed, or experienced a termination of any FCC license related to the conduct of the System to which the Seller is a party, (l) entered into any other material transactions relating to the System except in the ordinary course of business, (m) suffered any material damage, destruction, or loss (whether or not covered by insurance) to any of the Transferred Assets, (n) experienced any strike, slowdown, or demand for recognition by a labor organization by or with respect to any of the employees of the System, or (o) experienced or effected any shutdown, slow-down, or cessation of any operations conducted by, or constituting part of, the System.

     3.7 TITLE. The Seller does not own or lease any assets or property used in connection with or necessary for the operation of the System other than the Transferred Assets and the Excluded Assets. Except as set forth in
SCHEDULE 3.7 attached hereto, the Seller has good and indefeasible title to all of the Transferred Assets. Except as set forth on
SCHEDULE 3.7 attached hereto, the Transferred Assets are free and clear of all liens (including any liens for Taxes (as defined in Section 3.16 hereof), security interests, claims, rights of another, and encumbrances. Upon consummation of the transactions contemplated hereby, the Purchaser shall acquire good and indefeasible title to the Transferred Assets, free and clear of all liens, security interests, claims, rights of another, and encumbrances. The tangible Transferred Assets listed on ANNEX 1 to SCHEDULE
1.1 are in good operating condition and repair, normal wear and tear excepted, and are free from material defects. The operation of the System in the manner in which it is now and has been operated does not violate any material zoning ordinances, material municipal regulations, or other material rules, regulations, or laws. Except as set forth in SCHEDULE 3.7, no covenants, easements, rights-of-way, or regulations of record impair the uses of the Transferred Assets for the purposes for which they are now operated. There are no other parties in possession of any portion of the Transferred Assets. There are no pending or threatened condemnation or similar proceedings or assessments affecting the Transferred Assets.

     3.8 PAGERS. ANNEX 1 to SCHEDULE 1.1 includes a true and complete list of the number and type of pagers in service in the System as of September 30, 1995. In the ordinary course of business, Seller requests that customers execute valid and binding lease and/or service agreements with the Seller or agents or resellers. The Seller and the Partners do not know of any current account or accounts totalling in the aggregate more than 600 pagers in service who intend to discontinue the use of such service for any reason including, but not limited to, the consummation of the transactions contemplated herein. As used herein, "lease" means, with respect to any pager, provision of communications common carriage and the rental or lease of subscriber equipment to the customer by the Seller or its agents or resellers to permit the customer to utilize such service. The rates charged to subscribers for each class of service and copies of all applicable tariffs filed with governmental agencies regulating the rates to be charged to subscribers of the System are all contained in SCHEDULE 3.8.

     3.9 LICENSES AND PERMITS. Set forth on ANNEX 7 to SCHEDULE 1.1 attached hereto is a list of all material federal, state, county, and local governmental licenses, authorizations, certificates, permits, and orders held or applied for by the Seller in connection with or related to the operation of the System (collectively, the "Licenses"). Except as set forth on
SCHEDULE 3.9, the Seller has complied in all material respects and is in material compliance with the terms and conditions of all Licenses, and no violation of any such Licenses or the laws or rules governing the issuance or continued validity thereof, has occurred which would materially impair Purchaser's ability to operate the System. Other than the consents required to be obtained in connection with this Agreement (which consents are set forth on SCHEDULE 3.4 hereto), no additional license, authorization, certificate, permit, or order is required from any Federal, state, county, or local governmental agency or body thereof in connection with the operation of the System by the Seller or the Purchaser or the ownership by the Seller or the Purchaser or the transfer of the Transferred Assets by the Seller to the Purchaser. No claim has been made by any governmental authority to the effect that any license, authorization, certificate, permit, or order in addition to those listed on ANNEX 7 to SCHEDULE 1.1 is necessary in respect of the operation of the System.

     3.10 INTELLECTUAL RIGHTS. Attached hereto as SCHEDULE 3.10 is a list and description of all patents, trademarks, servicemarks, tradenames, and copyrights and applications therefor related to the System and owned by or registered in the name of the Seller or in which the Seller has any right, license, or interest. Except as disclosed on SCHEDULED 3.10, the Seller is not a party to any license agreements whether written or oral, either as licensor or licensee, with respect to any patents, trademarks, servicemarks, tradenames, or copyrights or applications therefor. The Seller has good and marketable title to or the right to use such patents, trademarks, service marks, tradenames, and copyrights and all inventions, processes, designs, formulae, trade secrets, and know-how necessary for the conduct of its business, without the payment of any royalty or similar payment except as disclosed on SCHEDULE 3.10. The Seller is not infringing any patent, trademark, servicemark, tradename, or copyright of others.

     3.11 COMPLIANCE WITH LAWS. The Seller has complied in all material respects, and is in compliance in all material respects, with all federal, state, county, and local laws, regulations, and orders that are applicable to the Seller's business including, but not limited to, the rules and regulations of the Federal Communications Commission (the "FCC") and the Federal Aviation Administration (the "FAA") and the states and municipalities in which the System is located, and has filed with the proper authorities all statements and reports required by the laws, regulations, and orders to which the Seller or its properties or operations are subject. The Seller and the Partners represent and warrant that they have complied with Seller's and Partners' obligations in all material respects and, prior to the Closing, will comply in all material respects with, all rules, regulations, policies, precedents, and orders of the FCC and the FAA with respect to marking, lighting, notification, and approval of each and every tower used in the Seller's business. No claim has been made by any governmental authority (and, to the best knowledge of the Seller and the Partners, no such claim is anticipated) to the effect that the business conducted by the Seller fails to comply, in any material respect, with any law, rule, regulation, or ordinance. To the best of the Seller's and the Partners' knowledge, the Seller has complied with all laws, rules, regulations, ordinances, and orders related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, handling, presence, emission, discharge, release, or threatened release into or on the air, land, surface, water, groundwater, personal property, or structures, wherever located, of any contaminants, hazardous materials, hazardous or toxic substances, or wastes as defined under any federal, state, or local laws, regulations, or ordinances.

     3.12 INSURANCE. Attached hereto as SCHEDULE 3.12 is a list of all current policies of fire, liability, business interruption, and other forms of insurance and all fidelity bonds held by or applicable to the Seller, which schedule sets forth in respect of each such policy the policy name, policy number, carrier, term, type of coverage, deductible amount or self-insured retention amount, limits of coverage, and annual premium.
Except as set forth in SCHEDULE 3.12 attached hereto, no event relating to the Seller has occurred which is likely to result in any prospective upward adjustment in such premiums. The insurance currently held by the Seller is in such amounts and is of such types and scope as is customary in the industry in which the Seller is engaged. Excluding insurance policies which have expired and been replaced, no insurance policy of the Seller has been cancelled within the last three years, and no threat has been made to cancel any insurance policy of the Seller within such period.

     3.13 ERISA PLANS. The Seller has no employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     3.14 CONTRACTS AND AGREEMENTS. The contracts and agreements listed and described in SCHEDULE 1.1 and SCHEDULE 1.2 attached hereto constitute all of the material written or oral contracts, commitments, leases, and other agreements (including, without limitation, promissory notes, loan agreements, and other evidences of indebtedness but excluding rental agreements and agreements with resellers) to which the Seller is a party or by which the Seller or its properties are bound with respect to which the obligations of or the benefits to be received by the Seller from any single agreement could reasonably be expected to have a value in excess of $10,000 in any consecutive 12 month period (each a "Material Agreement"). The Seller has also furnished to the Purchaser the Seller's standard form rental agreement and agreement with resellers used in the ordinary course of the Seller's business. The Seller is not a lessor under any rental agreement or reseller agreement that varies from such standard form agreement in any material respect. The Seller and the Partners afforded to the Purchaser and the Purchaser's officers, attorneys, and other representatives the opportunity to review complete and correct copies of all of the Material Agreements. The Seller is not and, to the best knowledge of the Seller and the Partners, no other party thereto is in default (and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a default) under any Material Agreements, and the Seller has not waived any right under any Material Agreements. Neither the Seller nor the Partners has received any notice of default or termination under any Material Agreements and, except for the assignment of the Assumed Contracts to the Purchaser pursuant to this Agreement, the Seller has not assigned or otherwise transferred any rights under any Material Agreements. None of the Material Agreements are leases in connection with which an election was made under Section 168(f)(8) of the Code.

     3.15 CLAIMS AND PROCEEDINGS. Attached hereto as SCHEDULE 3.15 is a list and description of all claims, actions, suits, proceedings, and investigations pending or, to the best knowledge of the Seller and the Partners, threatened against or affecting the Seller or any of its properties or assets, at law or in equity, or before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality. Except as set forth on SCHEDULE 3.15 attached hereto, none of such claims, actions, suits, proceedings, or investigations will result in any liability or loss to the Seller which (individually or in the aggregate) is material to the Seller, and the Seller has not been, and the Seller is not now, subject to any order, judgment, decree, stipulation, or consent of any court, governmental body, or agency. No inquiry, action, or proceeding has been asserted, instituted, or, to the best knowledge of the Seller and the Partners, threatened to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof. To the best knowledge of the Seller and the Partners, there is no basis for any such claim or action or any other claims or actions which would, or could reasonably be expected to (individually or in the aggregate), have a material adverse effect on the business, operations, or financial condition or prospects of the Seller or the System or result in a material liability of the Seller.

     3.16 TAXES.   To the best knowledge of the Seller and the Partners, all
Federal, foreign, state, county, and local income, gross receipts, excise, property, ad valorem, transfer, franchise, capital stock, business and occupation, license, sales, use, value-added, transfer, profits, gains, mortgage recording, disability, employment, payroll, withholding, custom, estimated, and other taxes, fees and assessments imposed by any governmental entity, agency, or instrumentality (individually, a "Tax" and collectively, "Taxes") returns, reports, statements, invoices, and declarations of estimated tax (collectively, "Returns") which were required to be filed by the Seller on or before the date hereof have been filed within the time and in the manner provided by law, and all such Returns are true, correct, and complete and accurately reflect the liabilities for Tax of the Seller. To the best knowledge of the Seller and the Partners all Taxes, penalties, interest, and other additions to Taxes which have become due pursuant to such Returns have been adequately accrued in the Financial Statements of the Seller and, to the extent the due date for payment of such Taxes has occurred prior to the Closing date hereof, have been timely paid by the Seller. All annual or other FCC regulatory fees arising from the operations of the Seller have been paid. The Seller has not executed any presently effective waiver or extension of any statute of limitations against assessments and collections of Taxes, interest, penalties, or additions to Taxes or any extension of time to file any Return. There are no pending or threatened claims, assessments, notices, proposals to assess, deficiencies, or audits (collectively, "Seller Tax Actions") with respect to any Taxes, penalties, interest, or additions to Taxes owed or allegedly owed by the Seller. To the best knowledge of the
Seller and the Partners, there is no basis for any Seller Tax Actions.   To
the best knowledge of the Seller and the Partners, there are no liens for Taxes, penalties, interest, or additions to Taxes on any of the assets of the Seller. To the best knowledge of the Seller and Partners, proper and accurate amounts of any and all payroll and employment Taxes that are required to be withheld have been withheld and remitted by the Seller from and in respect of its Partners and its employees for all periods in full and complete compliance with the tax withholding provisions of all applicable laws and regulations.

     3.17 PERSONNEL. Attached hereto as SCHEDULE 3.17 is a list of the names and annual rates of compensation of the employees of the System whose annual rates of compensation during the fiscal year ending December 31, 1994 (including base salary, bonuses, commissions, and incentive pay), exceeded or are expected to exceed $20,000. SCHEDULE 3.17 attached hereto also summarizes the bonus, profit sharing, percentage compensation, company automobile, club membership, and other like benefits, if any, paid or payable to such employees during such fiscal year and to the date hereof. SCHEDULE
3.17 attached hereto also contains a brief description of all material terms of all employment agreements and confidentiality agreements to which the Seller is a party and all severance benefits which any director, officer, or employee of the Seller is or may be entitled to receive. The Seller has delivered to the Purchaser accurate and complete copies of all such employment agreements, confidentiality agreements, and all other agreements, plans, and other instruments relating to the System to which the Seller is a party and under which any of its employees are entitled to receive benefits of any nature. The employee relations of the Seller are good and there is no pending or, to the best knowledge of the Seller and the Partners, threatened labor dispute or union organization campaign involving the Seller. None of the employees of the Seller is represented by any labor union or organization. The Seller is in compliance with all federal and state laws respecting employment and employment practices, terms and conditions of employment, and wages and hours and is not engaged in any unfair labor practices. There is no unfair labor practice claim against the Seller before the National Labor Relations Board or any strike, labor dispute, work slowdown, or work stoppage pending or, to the best knowledge of the Seller and the Partners, threatened against or involving the Seller.

     3.18 BUSINESS RELATIONS. Neither the Seller nor the Partners knows that any account or accounts totalling in the aggregate more than 600 pagers in service on the System will cease or otherwise refuse to do business with the Purchaser after the Closing in the same manner as such business was previously conducted with the Seller. The Seller has not received any notice of any disruption (including delayed deliveries or allocations by suppliers) in the availability of the materials or products used by the Seller in the operation of the System.

     3.19 BROKERS. Except for Seller's agreement with Daniels & Associates, neither the Seller nor the Partners has caused any liability to be incurred to any finder, broker, or sales agent in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

     3.20 WARRANTIES. To the best knowledge of the Seller and the Partners, no state of facts exists, or event has occurred, which may form the basis of any claim against the Seller for liability on account of any express or implied warranty to any third party related to the operation of the System.

     3.21 ACCOUNTS RECEIVABLE. Except as set forth on SCHEDULE 3.21 attached hereto, all of the accounts, notes, and loans receivable that have been recorded on the books of the Seller are bona fide and represent amounts validly due (net of reserves set forth on the Seller's Closing Balance Sheet). All of such accounts, notes, and loans receivable are free and clear of any security interests, liens, encumbrances, or other charges; none of such accounts, notes, or loans receivable are subject to any offsets or claims of offset; and none of the obligors of such accounts, notes, or loans receivable have given notice that they will or may refuse to pay the full amount thereof or any portion thereof.

     3.22 CUSTOMERS AND SUPPLIERS. SCHEDULE 3.22 attached hereto contains a true, correct, and complete list of the eight largest customers (measured in dollar volume of revenue) of the System during the quarter ended June 30, 1995, and the year ended December 31, 1994.

     3.23 INTEREST IN COMPETITORS, SUPPLIERS, AND CUSTOMERS. With the exception of radio station WARO-FM, owned by Palmer, to the best of their knowledge none of the Seller, the Partners, nor any employee of the Seller, or affiliate of any of the foregoing, has any ownership interest in any competitor, supplier, or customer of the System or any property used in the operation of the System.

     3.24 INVENTORY. Except as set forth on SCHEDULE 3.24 attached hereto, the inventories shown on the Financial Statements and SCHEDULE 1.1 consist of (and the inventories of the Seller at the Closing will consist of) material items (including pagers) in good operating condition except pagers in inventory needing repair.

     3.25 COMMISSION SALES CONTRACTS. Except as disclosed in SCHEDULE 3.25 attached hereto, the Seller does not employ or have any relationship with any individual, corporation, partnership, or other entity whose compensation from the Seller arising from the operation of the System is in whole or in part determined on a commission basis.

     3.26 REGULATORY CERTIFICATES. To the best knowledge of the Seller and the Partners, there are no facts or circumstances concerning the Seller or its operations that could cause the FCC or any other regulatory authority not to issue to the Purchaser all regulatory certificates and approvals necessary for the consummation of the transactions contemplated hereunder and for the Purchaser's operation of the System and ownership of the Transferred Assets.

     3.27 INFORMATION FURNISHED. The Seller and the Partners have made available to the Purchaser and its officers, attorneys, accountants, lenders, and representatives true and correct copies of all material agreements, documents, and other items listed on the schedules to this Agreement and have allowed inspection of all books and records of the Seller relating to the Transferred Assets, and to the best knowledge of the Seller and the Partners, neither this Agreement, nor the schedules hereto, nor any information, agreements, or documents delivered to or made available to the Purchaser or its officers, attorneys, accountants, lenders, and representatives pursuant to this Agreement or otherwise contain any untrue statement of a material fact or omit any material fact necessary to make the statements herein or therein, as the case may be, not misleading.

                                    ARTICLE 4

                    COVENANTS OF THE SELLER AND THE PARTNERS

     4.1 INSPECTION. From the date hereof to the Closing, the Seller and the Partners shall provide the Purchaser and the Purchaser's officers, attorneys, accountants, representatives, and lenders complete access during business hours to all books, records, tax returns, files, correspondence, personnel, facilities, and properties of the Seller; provide the Purchaser and its officers, attorneys, accountants, representatives, and lenders all information and material pertaining to the business and affairs of the Seller as the Purchaser may deem necessary or appropriate. Any investigation by the Purchaser or its officers, attorneys, accountants, representatives, or lenders shall not in any manner affect the representations and warranties of the Seller and the Partners contained herein.

     4.2 COMPLIANCE. From the date hereof to the Closing, neither the Seller nor the Partners shall take or fail to take any action which action or failure to take such action shall cause the representations and warranties made by the Seller or the Partners herein to be untrue or incorrect as of the Closing.

     4.3 SATISFACTION OF ALL CONDITIONS PRECEDENT. From the date hereof to the Closing, the Seller and the Partners shall use their best efforts to cause all conditions precedent to the obligations of the Purchaser hereunder to be satisfied by the Closing.

     4.4 NO SOLICITATION. From the date hereof until 11:59 p.m. on March 31, 1996, or the date of termination of this Agreement, whichever is sooner, the Seller and the Partners shall not, and shall use their best efforts to cause the officers, directors, employees, and agents of the Seller not to, (a) solicit, initiate or encourage the submission of proposals or offers from any person or entity for, or enter into any agreement or arrangement relating to, any acquisition or purchase of any or all of the Transferred Assets, or securities of the Seller, or any merger, consolidation, or business combination with the Seller or (b) participate in any negotiations regarding, or, except as required by legal process, furnish to any other person or entity any information with respect to, or otherwise cooperate in any way with, or assist or participate in, facilitate, or encourage, any effort or attempt by any other person or entity to do or seek any of the foregoing. In addition, until 11:59 p.m. on March 31, 1996, the Seller and the Partners agree that neither the Seller nor the Partners will enter into any agreement or consummate any transaction that would interfere with the consummation of the transactions contemplated by this Agreement. The Seller and the Partners shall promptly notify the Purchaser if any such proposal or offer described in this Section 4.4, or any inquiry or contact with any person or entity with respect thereto, is made. The notification under this
Section 4.4 shall include the identity of the person or entity making such acquisition, offer or other proposal, the terms thereof, and any other information with respect thereto as the Purchaser may reasonably request.

     4.5 NOTICE OF DEVELOPMENTS. From the date hereof to the Closing, the Seller and the Partners shall, immediately upon the Seller or the Partners becoming aware thereof, notify the Purchaser of any material problems or developments with respect to the business, operations, assets, or prospects of the Seller.

     4.6 NOTICE OF BREACH. From the date hereof to the Closing, the Sellers and the Partners shall, immediately upon the Seller or the Partners becoming aware thereof, give detailed written notice to the Purchaser of the occurrence of, or the impending or threatened occurrence of, any event that would cause or constitute a breach, or would have caused or constituted a breach had such event occurred or been known to the Seller or the Partners prior to the date of this Agreement, of any of their respective covenants, agreements, representations, or warranties contained or referred to herein or in any document delivered in accordance with the terms hereof.

     4.7 NOTICE OF LITIGATION. From the date hereof to the Closing, the Seller and the Partners shall, immediately upon the Seller or the Partners becoming aware thereof, notify the Purchaser of (a) any suit, action, or proceeding (including, without limitation, any Tax Action or proceeding involving a labor dispute or grievance or union recognition) to which the Seller becomes a party or which is threatened against the Seller, (b) any order or decree or any complaint praying for an order or decree restraining or enjoining the consummation of this Agreement or the transactions contemplated hereby, or
(c) any notice from any tribunal of its intention to institute an investigation into, or to institute a suit or proceeding to restrain or enjoin the consummation of, this Agreement or the transactions contemplated hereby or to nullify or render ineffective this Agreement or such transactions if consummated.

     4.8 CONTINUATION OF INSURANCE COVERAGE. From the date hereof to the Closing, the Seller shall keep (and the Partners shall cause the Seller to keep) in full force and effect insurance coverage for the Seller and its assets and operations comparable in amount and scope to the coverage now maintained covering the Seller and its assets and operations.

     4.9 MAINTENANCE OF CREDIT TERMS. From the date hereof to the Closing, the Seller shall continue (and the Partners shall cause the Seller to continue) to effect sales and leases of its products in a manner consistent with past practices.

     4.10 UPDATING INFORMATION.   As of the Closing, the Seller and the Partners
shall update all information set forth in the schedules to this Agreement.

     4.11 INTERIM OPERATIONS OF THE SELLER.

          (a) From the date hereof to the Closing, the Seller shall conduct (and the Partners shall cause the Seller to conduct) its business only in the ordinary course consistent with past practice, and the Seller shall not, unless the Purchaser gives its prior written approval, (i) except in the ordinary course of business, sell, pledge, dispose of, or encumber, or agree to sell, pledge, dispose of, or encumber, any of the Transferred Assets, or authorize any capital expenditure in excess of $10,000, (excluding the sale or purchase of pagers in the ordinary course of business) (ii) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership, or other business organization or division thereof, or enter into any contract, agreement, commitment, or arrangement with respect to any of the foregoing, (iii) incur any indebtedness for borrowed money, issue any debt securities, or enter into or modify any contract, agreement, commitment, or arrangement with respect thereto, (iv) enter into, amend, or terminate any employment or consulting agreement with any director, officer, consultant, or key employee of the System, enter into, amend, or terminate any employment or consulting agreement with any other person that relates to the operation of the System otherwise than in the ordinary course of business, take any action intended to increase or decrease the number of persons employed by the System, or take any action with respect to the grant or payment of any severance or termination pay other than pursuant to policies or agreements of the Seller in effect on the date hereof, (v) enter into, extend, or renew any lease for office space used in connection with the operation of the System, except in the ordinary course of business or (vi) except as required by law, adopt, amend, or terminate any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment, or other employee benefit plan, agreement, trust, fund, or arrangement for the benefit or welfare of any officer, employee, or sales representative of the Seller, so as to create any liability under Article IV of ERISA to any entity, (vii) grant any increase in compensation to any director, officer, consultant, or key employee of the System, or (viii) grant any increase in compensation to any other employee or consultant of the System except in the ordinary course of business consistent with past practice.

          (b) From the date hereof to the Closing, the Seller shall use (and the Partners shall cause the Seller to use) its best efforts to preserve intact the business organization of the System, to keep available in all material respects the services of its present officers and key employees, to preserve intact the System's banking relationships and credit facilities, to preserve the goodwill of those having business relationships with the System, and to comply with all applicable laws.

     4.12 FINANCIAL STATEMENTS. From the date hereof until the Closing, as soon as available, and in any event within 45 days after the end of each calendar month beginning with August 1995, the Seller shall furnish to the Purchaser a balance sheet, and, statement of income of the System for such month prepared by the Seller as an internal management control in accordance with the generally accepted accounting principles and past practices applied in the preparation of the Financial Statements (except for the absence of notes to such monthly financial statements and subject to normal year-end adjustments and accruals required to be made in the ordinary course of business that are not materially adverse and are consistent with past practices). Such monthly financial statements shall fairly present the financial position and results of operations as of the indicated dates and for the indicated periods.

     4.13 ASSIGNMENTS. From the date hereof until the Closing, the Seller and the Partners shall use their best efforts to obtain all necessary consents to the assignment by the Seller to the Purchaser of the Assumed Contracts, all of which consents are described on SCHEDULE 3.4 hereto.

     4.14 LICENSES. From the date hereof until the Closing, the Seller and the Partners shall cooperate and assist fully in connection with Purchaser's efforts to obtain, prior to the Closing Date, all consents and authorizations that may be required in connection with the transfer of each of the Licenses listed on ANNEX 7 to SCHEDULE 1.1 hereto.

                                    ARTICLE 5

                              REGULATORY APPROVALS

     With the full cooperation and assistance of the Seller and the Partners as contemplated in Section 4.14 hereof, the Purchaser shall file with the FCC, the FAA, (if applicable) and with all state regulatory agencies, commissions, or other entities having jurisdiction over the System, applications for consent to transfer to the Purchaser of the Licenses, or any similar state authorizations, currently held by the Seller. The Purchaser shall use all commercially reasonable efforts to file and prosecute such applications so as to permit the Closing to occur. Approval of the aforementioned applications by the FCC, the FAA, if applicable and by any applicable state agencies, commissions, or other entities shall be by Final Order (and such approvals shall hereinafter collectively be referred to as the "Final Order"). As used in this Agreement, any such approval shall only be a Final Order if (a) the action of the subject governmental agency approving the application has not been reversed, stayed, enjoined, set aside, annulled, or suspended, (b) with respect to such approval, no timely request for stay, motion, or petition for reconsideration or rehearing, application, or request for review, or notice of appeal or other judicial petition for review is pending, and (c) the time for filing any such request, motion, petition, application, appeal, or notice, and for the entry of orders staying, reconsidering, or reviewing the subject governmental agency's own motion, shall have expired. Any action by a governmental authority approving the applications subject to conditions (other than conditions concerning notification of the consummation of this Agreement and other conditions that the FCC routinely attaches to grants of this type) shall not be deemed a Final Order until such time as the Purchaser notifies the Seller in writing of its willingness to accept such conditions. In addition, if prior to the date on which any such action would become a Final Order, the Purchaser does not elect to accept any such conditions, the Purchaser shall have the right to terminate this Agreement upon written notice to the Seller and the Shareholder and shall be relieved of all obligations hereunder as provided in Article 7 hereof.


                                    ARTICLE 6

                              CONDITIONS TO CLOSING

     6.1 CONDITIONS TO OBLIGATIONS OF THE PURCHASER AND PRONET. The obligations of the Purchaser and ProNet to consummate the transactions contemplated hereby are subject to the fulfillment of each of the following conditions:

          (a) The representations and warranties of the Seller and the Partners contained in this Agreement shall be true and correct in all material respects at and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing; the Seller and the Partners shall have performed and complied in all material respects with all agreements required by this Agreement to be performed or complied with by the Seller and the Partners at or prior to the Closing; and the Purchaser shall have received a certificate, dated as of the Closing Date, signed by the Partners to the foregoing effects.

          (b) No action or proceeding shall have been instituted or threatened for the purpose or with the possible effect of enjoining or preventing the consummation of this Agreement or seeking damages on account thereof.

          (c) The Purchaser shall have received an opinion of K. Patrick Meehan, counsel for the Seller and the Partners, dated as of the Closing Date, in the form attached hereto as EXHIBIT C.

          (d) The Purchaser shall have received an opinion of David Kaufman, Brown, Nietert and Kaufman, Washington, D.C., FCC counsel for the Seller and the Partners, dated as of the Closing Date, in the form attached hereto as EXHIBIT D.

          (e) Prior to the Closing, there shall not have occurred any material casualty or damage (whether or not insured) to any facility, property, asset, or equipment used in connection with the operation of the System; and the operation of the System shall have been conducted only in the ordinary course consistent with past practices.

          (f) The FCC and all applicable state regulatory agencies, commissions, or other entities, by Final Order, shall have granted any required consent to the sale, transfer, and assignment of the Transferred Assets to the Purchaser and to the Purchaser's ownership and operation of the Transferred Assets (except the Licenses set forth in SCHEDULE 1.2).

          (g) As of the Closing Date, the Seller shall have at least 12,000 pagers in service in the System and the Purchaser shall have received a certificate, dated as of the Closing Date, signed by the Partners setting forth the number and type (as provided in Appendix A hereto) of pagers in service in the System. "Pagers in service" shall be defined as a paging unit that is in service on the Closing Date and has no account receivable balance more than ninety (90) days old; provided that accounts set forth in
     Schedule 6.1(g) will qualify if the account has an established pattern of late, but regular payments.

          (h) As of the Closing Date, the Seller's inventory shall have at least $50,000 of useable (including pagers needing repair) pagers valued pursuant to the value matrix as set forth in Schedule 1.1, and the Purchaser shall have received a certificate, dated as of the Closing Date, signed by the Partners to the foregoing effect.

          (i) All material consents and approvals as noted on SCHEDULE 3.4 hereto shall have been obtained or waived.

          (j) All necessary action (corporate or otherwise) shall have been taken by the Seller to authorize, approve, and adopt this Agreement and the consummation and performance of the transactions contemplated hereby, and the Purchaser shall have received a certificate, dated as of the Closing Date, signed by the Partners of the Seller to the foregoing effect.

          (k) The Purchaser shall have received from the Seller a duly executed Bill of Sale.

          (l) Each of the Partners and the Seller shall have entered into a Noncompetition Agreement (a "Noncompetition Agreement") with the Purchaser substantially in the forms attached hereto as EXHIBITS E and F, respectively.

          (m) The Seller shall have duly executed and delivered to the Purchaser the License Agreement substantially in the form attached hereto as EXHIBIT G granting the Purchaser the right to the use of the name "Sun Paging" in the area presently served by the System.

          (n) The Seller shall have delivered to the Purchaser assignments of the Real Estate Leases.

The decision of the Purchaser and ProNet to consummate the transactions contemplated hereby without the satisfaction of any of the preceding conditions shall not constitute a waiver of any of the Seller's or the Partners' respective representations, warranties, covenants, or indemnities herein.

     6.2 CONDITIONS TO OBLIGATIONS OF THE SELLER AND THE PARTNERS. The obligations of the Seller and the Partners to consummate the transactions contemplated hereby are subject to the fulfillment of the following conditions:

          (a) The representations and warranties of the Purchaser and ProNet contained in this Agreement shall be true and correct in all material respects at and as of the Closing with the same effect as though such representations and warranties had been made as of the Closing; all agreements to be performed hereunder by the Purchaser and ProNet at or prior to the Closing shall have been performed in all material respects; and the Seller and the Partners shall have received a certificate, dated as of the Closing Date, signed by an officer of the Purchaser and ProNet to the foregoing effects.

          (b) The Purchaser shall have delivered to the Seller by wire transfer cash portion of the Purchase Price to be paid on the Closing Date in accordance with and as specified in Section 1.4 (B), 1.4 (C) and 1.4(E) hereof.

          (c) Purchaser shall have deposited the Indemnification Funds with the Escrow Agent.

          (d)  The Deposit shall have been paid to the Seller.

          (e) The Purchaser shall have delivered to the Seller an Assumption Agreement substantially in the form attached hereto as EXHIBIT B with respect to the Assumed Liabilities.

The decision of the Seller and the Partners to consummate the transactions contemplated hereby without the satisfaction of any of the preceding conditions shall not constitute a waiver of any of the Purchaser's or ProNet's respective representations, warranties, covenants, or indemnities herein.


                                    ARTICLE 7

                                   TERMINATION

     7.1  TERMINATION.  This Agreement may be terminated prior to the Closing by
(a) the mutual consent of the Purchaser and ProNet and the Seller, (b) the Seller upon the failure of the Purchaser and ProNet to perform or comply in all material respects with each of its covenants or agreements contained herein prior to the Closing or if each representation or warranty of the Purchaser and ProNet hereunder shall not have been true and correct as of the time at which such representation or warranty was made, (c) the Purchaser and ProNet upon the failure of the Seller or the Partners to perform or comply in all material respects with each of its or his covenants or agreements contained herein prior to the Closing or if each representation or warranty of the Seller or the Partners hereunder shall not have been true and correct as of the time at which such representation or warranty was made, (d) the Purchaser and ProNet in accordance with the provisions of Article 5 hereof, and (e) the Seller or the Purchaser and ProNet if the Closing does not occur by June 30, 1996 provided, that no party may terminate this Agreement pursuant to (b), (c), or (d) above if such party is, at the time of any such attempted termination, in breach of any term hereof.


                                    ARTICLE 8

                                 INDEMNIFICATION

     8.1 INDEMNIFICATION OF THE PURCHASER AND PRONET. The Seller and the Partners jointly and severally agree to indemnify and hold harmless the Purchaser and ProNet and each officer, director, employee, consultant, stockholder, and affiliate of the Purchaser and ProNet (collectively, the "Purchaser Indemnified Parties") from and against any and all damages, losses, claims, liabilities (including, without limitation, those liabilities not expressly assumed by the Purchaser as provided in Sections 1.3 and 9.2 hereof), demands, charges, suits, penalties, costs, and expenses (including court costs and reasonable attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Purchaser Indemnified Costs") which any of the Indemnified Parties may sustain, or to which any of the Indemnified Parties may be subjected, arising out of any breach or default by the Seller or the Partners of or under any of the representations, warranties, covenants, agreements, or other provisions of this Agreement or any agreement or document executed in connection herewith.

     8.2 INDEMNIFICATION OF THE SELLER AND THE PARTNERS. The Purchaser and ProNet agree to indemnify and hold harmless the Seller, the Partners, and each officer, director, employee, and consultant of the Seller (collectively, the "Seller Indemnified Parties" and collectively with the Purchaser Indemnified Parties, the "Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and reasonable attorney's fees and expenses incurred in the investigating and preparing for any litigation or proceeding) (collectively, the "Seller Indemnified Costs" and, collectively with the Purchaser Indemnified Costs, the "Indemnified Costs") which any of the Seller Indemnified Parties may sustain, or to which any of the Seller Indemnified Parties may be subjected, arising out of any breach or default by the Purchaser and ProNet under any of the representations, warranties, convenants, agreements, or other provisions of this Agreement or any agreement or document executed in connection herewith.

     8.3 DEFENSE OF THIRD-PARTY CLAIMS. An Indemnified Party shall give prompt written notice to any entity or person who is obligated to provide indemnification hereunder (an "Indemnifying Party") of the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") in respect of which such Indemnified Party shall seek indemnification hereunder. Such notice shall specify the provision(s) of this Agreement from which such indemnification obligation arises. Any failure so to notify an Indemnifying Party shall not relieve such Indemnifying Party from any liability that it or he may have to such Indemnified Party under this Article 8 unless the failure to give such notice materially and adversely prejudices such Indemnifying Party; provided, however, such notice must be provided within eighteen (18) months after the Closing Date. The Indemnifying Parties shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as they deem appropriate; provided, however, that:

          (a) The Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action (provided, however, that the Indemnifying Parties shall pay the attorneys' fees of the Indemnified Party if (i) the employment of separate counsel shall have been authorized in writing by any such Indemnifying Party in connection with the defense of such third-party action, (ii) the Indemnifying Parties shall not have employed counsel reasonably satisfactory to the Indemnified Party to have charge of such third-party action, (iii) the Indemnified Party shall have reasonably concluded that there may be defenses available to such Indemnified

     Party that are different from or additional to those available to the Indemnifying Parties, or (iv) the Indemnified Party's counsel shall have advised the Indemnified Party in writing, with a copy to the Indemnifying Parties, that there is a conflict of interest that could make it inappropriate under applicable standards of professional conduct to have common counsel);

          (b) The Indemnifying Parties shall obtain the prior written approval of the Indemnified Party before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Indemnified Party or if, in the opinion of the Indemnified Party, such settlement, compromise, admission, or acknowledgment could have a material adverse effect on its business or, in the case of an Indemnified Party who is a natural person, on his or her assets or interests;

          (c) No Indemnifying Party shall consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by each claimant or plaintiff to each Indemnified Party of a release from all liability in respect of such third-party action; and

          (d) The Indemnifying Parties shall not be entitled to control (but shall be entitled to participate at their own expense in the defense of), and the Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action (i) as to which the Indemnifying Parties fail to assume the defense within a reasonable length of time or (ii) to the extent the third-party action seeks an order, injunction, or other equitable relief against the Indemnified Party which, if successful, would materially adversely affect the business, operations, assets, or financial condition of the Indemnified Party; PROVIDED, HOWEVER, that the Indemnified Party shall make no settlement, compromise, admission, or acknowledgment that would give rise to liability on the part of any Indemnifying Party without the prior written consent of such Indemnifying Party.

The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this Article 8 and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

     8.4 DIRECT CLAIMS. In any case in which an Indemnified Party seeks indemnification hereunder which is not subject to Section 8.2 hereof because no third-party action is involved, the Indemnified Party shall give prompt written notice to the Indemnifying Parties of any Indemnified Costs which such Indemnified Party claims are subject to indemnification under the terms hereof. Such notice shall specify the provision(s) of this Agreement from which such indemnification obligation arises. The failure of the Indemnified Party to exercise promptness in such notification shall not amount to a waiver of such claim unless the resulting delay materially prejudices the position of the Indemnifying Parties with respect to such claim; provided, however, such notice must be provided within eighteen (18) months after the Closing date.

     8.5     LIMITATIONS.     Notwithstanding the foregoing, the Indemnified
Party shall be responsible for the first $25,000.00 of Indemnified Costs.


                                    ARTICLE 9

                                  MISCELLANEOUS

     9.1 COLLATERAL AGREEMENTS, AMENDMENTS, AND WAIVERS. This Agreement (together with the documents delivered in connection herewith) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction including specifically that certain letter of intent dated July 26, 1995, among the parties hereto and constitutes the entire understanding among the parties hereto with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered in connection herewith unless otherwise expressly provided therein) may be made only by an instrument in writing executed by the party against whom enforcement thereof is sought.

     9.2 RISK OF LOSS - DAMAGE TO TRANSFERRED ASSETS. The parties hereto hereby agree that the risk of loss or damage to any of the Transferred Assets shall be upon the Seller prior to the Closing and upon the Purchaser thereafter.

     9.3 PRORATIONS. All annual or periodic ad valorem fees, taxes, and assessments and similar charges imposed by taxing authorities on the Transferred Assets (collectively, "Property Taxes") shall be borne and paid (a) by the Seller for all full tax years or periods ending before the Closing Date and for that portion of any tax year or period ending on or after the Closing Date from the date of commencement of such year or period to the date immediately preceding the Closing Date and (b) by the Purchaser for all full tax years or periods beginning on or after the Closing Date and for that portion of any tax year or period ending on or after the Closing Date from and including the Closing Date to the final date of such year or period, regardless of when or by which party such Property Taxes are actually paid to the applicable taxing authority. In addition, all rents and other lease charges, power and utility charges, license or other fees, wages, salaries, and commissions, all Assumed Contracts, prepaid items and expenses, and similar items to be allocated between the Purchaser and the Seller shall be allocated between the Purchaser and the Seller effective as of 12:01 a.m. on the Closing Date. Such allocations shall be determined and payment accordingly made from one party to the other, as the case may be, on the Closing Date to the extent they are known and agreed to by the Purchaser and the Seller; otherwise such allocations shall be determined and payment made (effective as of 12:01 a.m. on the Closing Date) on the date 30 days thereafter. If there shall be any dispute in regard to the amounts due under this Section 9.4, the same shall be determined by a nationally recognized accounting firm selected by the Purchaser and Seller and any such determination by such firm shall be binding and conclusive on the parties hereto. The charges of such firm shall be shared equally by the Purchaser and the Seller.

     9.4 ALLOCATION OF PURCHASE PRICE. The parties hereto acknowledge that the transactions contemplated hereby must be reported in accordance with Section 1060 of the Code. Accordingly, the parties shall report such transactions for all purposes in accordance with the Purchase Price allocation set forth on EXHIBIT H hereto. It is specifically understood that $50,000 of the Purchase Price shall be allocated to the Noncompetition Agreements executed by the Seller and the Partners.

     9.5 RECORDS. At the Closing, the Seller and the Partners will turn over and deliver to the Purchaser all files of the Seller relating to the Transferred Assets and/or the System, including, without limitation, all copies and originals of all Assumed Contracts, any and all operating manuals, third party warranties, and like materials and data in the Seller's or the Partners' possession relating to the design, construction, maintenance, and operation of facilities, improvements, and equipment included in the Transferred Assets and/or the System, and all appropriate books and records, accounting information, and operating information and data, current and historical, reasonably related to the Transferred Assets and/or the System; provided, however, the Seller shall not be obligated to deliver the financial books and records of the Partnership.

     9.6 SELLER'S LIABILITIES. The Seller agrees to satisfy, pay and extinguish all of the liabilities of the Seller outstanding as of the Closing Date within 30 days following the Closing Date.

     9.7 SUCCESSORS AND ASSIGNS. No rights or obligations of any party hereto under this Agreement may be assigned (except that the Purchaser or ProNet may assign its rights and obligations to any affiliate (as that term is defined in Rule 144 under the Securities Act) of the Purchaser or ProNet or to any successor entity to the Purchaser or ProNet whether pursuant to a sale of all or substantially all of the Purchaser's or ProNet's assets, the merger, consolidation, liquidation, or dissolution of the Purchaser or ProNet, or otherwise). Any assignment, dissolution, or liquidation in violation of the foregoing shall be null and void. Subject to the preceding sentences of this
Section 9.8, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns.

     9.8 EXPENSES. Each of the parties hereto shall pay its or his own respective costs and expenses incurred in connection with this Agreement. The Seller and the Purchaser shall each pay one-half of any administrative, application, and filing costs incurred in connection with regulatory approvals described in Article 5 hereof.

     9.9 INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable from this Agreement, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

     9.10 WAIVER. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power, or privilege.

     9.11 NOTICES. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered in connection with this Agreement) shall be given in writing and shall be deemed received (a) when personally delivered to the relevant party at such party's address as set forth below, (b) when confirmed if delivered by telefacsimile or similar device, or (c) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its or his address indicated below:

     If to the Purchaser:     Contact Communications Inc.
                              6340 LBJ Freeway
                              Dallas, Texas  75240
                              Attn:     Jackie R. Kimzey
                              Fax No: (214) 774-0640

     With a copy to:          ProNet Inc.
                              6340 LBJ Freeway
                              Dallas, Texas 75240
                              Attn:     Mark A. Solls
                              Fax No: (214) 744-0640

     If to the Seller         Sun Paging Communications
                              % American Mobilphone, Inc.
                              500 Greentree Commons
                              381 Mansfield Avenue
                              Pittsburgh, Pennsylvania  15220
                              Atten: Mr. Fred W. Schwarz
                              Fax No:  (412) 928-7715

     With a copy to:          Palmer Wireless, Inc.
                              K. Patrick Meehan, Esquire
                              Vice President & General Counsel
                              12800 University Drive, Suite #500
                              Ft. Myers, Florida  33907
                              Fax # (813) 433-8213

Each party may change its or his address for purposes of this Section 9.13 by proper notice to the other parties.

     9.12 SURVIVAL OF REPRESENTATIONS, WARRANTIES, AND COVENANTS. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing for a period of eighteen (18) months from the Closing Date; provided, however, all representations and warranties with respect to taxes shall survive for the applicable statute of limitations..

     9.13 PUBLIC ANNOUNCEMENT. No public announcement shall be made by any party with respect to the transactions contemplated hereby without the approval of the Purchaser unless otherwise required by law.

     9.14 FURTHER ASSURANCES. From time to time hereafter, (a) at the request of the Purchaser, but without further consideration, the Seller and the Partners shall execute and deliver such other instruments of conveyance, assignment, transfer, and delivery and take such other action as the Purchaser may reasonably request in order more effectively to consummate the transactions contemplated hereby, and (b) at the request of the Seller or the Partners, but without further consideration, the Purchaser shall execute and deliver such other certificates, statements, and documents, and take such other action as the Seller or the Partners may reasonably request in order to more effectively consummate the transactions contemplated hereby.

     9.15 NO THIRD-PARTY BENEFICIARIES. Except for the Indemnified Parties not a party to this Agreement, no person or entity not a party to this Agreement shall be deemed to be a third-party beneficiary hereunder or entitled to any rights hereunder.

     9.16 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

     9.17 HEADINGS. The headings, captions, and arrangements used in this Agreement are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms of this Agreement or affect the meaning hereof.

     9.18 SECTIONS; EXHIBITS. All references to "Sections", "Subsections", "Schedules", "Annexes", and "Exhibits" herein are, unless specifically indicated otherwise, references to sections, subsections, schedules, annexes, and exhibits of and to this Agreement. All schedules and exhibits attached hereto are made a part hereof for all purposes, the same as set forth herein verbatim, it being understood that if any exhibit attached hereto which is to be executed and delivered contains blanks, the same shall be completed correctly and in accordance with the terms and provisions contained and as contemplated herein prior to or at the time of the execution and delivery thereof.

     9.19 NUMBER AND GENDER OF WORDS. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

     9.22 SPECIFIC PERFORMANCE. The parties hereto acknowledge and agree that, without limiting any other remedy available to the Purchaser at law or in equity, the Purchaser shall be able to specifically enforce the terms of this Agreement.

     9.23 PRONET GUARANTEE.    ProNet hereby agrees to guarantee the obligations
of the Purchaser as set forth in this Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in one or more counterparts (all of which shall constitute one and the same agreement) as of the day and year first above written.

                         CONTACT COMMUNICATIONS INC.

                         By:  /s/ Jackie R. Kimzey
                              ----------------------------------------------
                              Jackie R. Kimzey, Chief Executive Officer

                         PRONET INC.

                         By:  /s/ Jackie R. Kimzey
                              ----------------------------------------------
                              Jackie R. Kimzey, Chief Executive Officer

SUN PAGING COMMUNICATIONS

By:  /s/ Fred W. Schwarz
     -----------------------------
     American Mobilphone Inc.
     Managing Partner

Title: Fred W. Schwarz
       ---------------------------
       Vice President

PALMER COMMUNICATIONS INCORPORATED

By: /s/ Gordon McCullum
    ------------------------------

Title: Vice President-Treasurer
       ---------------------------

AMERICAN MOBILPHONE, INC.

By: /s/ Fred W. Schwarz
    -----------------------------
    Fred W. Schwarz

Title: Vice President
       --------------------------

                                    EXHIBIT A


                           BILL OF SALE AND ASSIGNMENT


STATE OF TEXAS      )
                    )                      KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS    )


     THAT Sun Paging Communications, a Florida general partnership ("Grantor"), in consideration of the payment by Contact Communications Inc., a Delaware corporation ("Grantee"), of the consideration specified in the Purchase Agreement (as hereinafter defined), the receipt and sufficiency of which are hereby acknowledged, does hereby sell, convey, transfer, assign, and deliver unto Grantee, pursuant to that certain Asset Purchase Agreement (the "Purchase Agreement") dated as of _____________, 1995, by and among Grantor, Palmer Communications Incorporated, American Mobilphone, Inc., ProNet Inc., and Grantee, all of Grantor's rights, titles, and interests in and to all of the assets, properties, contracts, leases (including, but not limited to, all of Grantor's interests as "tenant" or "lessee" under all real property leases), and agreements which are used in operation of the System (as defined in the Purchase Agreement), including, without limitation, the assets described on SCHEDULE 1 attached hereto but excluding the assets listed on SCHEDULE 2 hereto (collectively, the "Transferred Assets").

     TO HAVE AND TO HOLD the Transferred Assets unto Grantee and its successors and assigns forever, and Grantor does hereby bind itself and its successors to warrant and forever defend the title to the Transferred Assets unto Grantee, its successors and assigns, against the claims and demands of all persons. The Grantor hereby further warrants to Grantee that it is conveying to Grantee good and indefeasible title to the Transferred Assets, free and clear of all liens, mortgages, security interests, charges, or encumbrances of any kind or character.

     Grantor covenants and agrees, for the benefit of Grantee and its successors and assigns, without further consideration, and whenever and as often as required so to do by Grantee and its successors and assigns, to execute and deliver to Grantee such other instruments of conveyance, transfer, and assignment and take such other action as Grantee may require more fully and effectively to transfer, assign, and convey to and vest in Grantee and its successors and assigns, and to put Grantee and its successors and assigns in actual possession and operating control of, the Transferred Assets.

     Nothing in this Bill of Sale and Assignment, express or implied, is intended or shall be construed to confer upon, or to give to, any person, firm, corporation, or other entity other than the Grantor, the Grantee, and their respective successors and assigns, any right or remedy under or by reason of this Bill of Sale and Assignment or any term, covenant, or condition hereof, and all the terms, covenants, conditions, promises, and agreements contained in this Bill of Sale and Assignment shall be for the sole and exclusive benefit of the Grantor, the Grantee, and their respective successors and assigns.

     The terms and conditions of this Bill of Sale and Assignment shall be governed and construed in accordance with the laws of the State of Texas.

     In the event that this Bill of Sale and Assignment conflicts with any terms contained in the Purchase Agreement, the Purchase Agreement shall control.

     IN WITNESS WHEREOF, the undersigned has executed this Bill of Sale as of this __ day of ________________, 1995.

                              SUN PAGING COMMUNICATIONS


                              By:
                                   -------------------------------------
                              Title:
                                     -----------------------------------

                                    EXHIBIT B


                              ASSUMPTION AGREEMENT


     THIS ASSUMPTION AGREEMENT (the "Agreement") is made and entered into as of this __ day of ____________, 1995, by and between Contact Communications Inc., a Delaware corporation (the "Purchaser"), and Sun Paging Communications, a Florida general partnership (the "Seller").

                               W I T N E S S E T H

     WHEREAS, concurrently with the execution and delivery hereof, the Seller has sold to the Purchaser substantially all of the assets and properties of the Seller that are used in the operation of the Seller's Florida area radio paging system pursuant to that certain Asset Purchase Agreement dated as of _____________, 1995, by and among the Purchaser, ProNet Inc., Palmer Communications Incorporated and American Mobilphone Inc. (the "Purchase Agreement"); and

     WHEREAS, pursuant to the Purchase Agreement, the Purchaser has agreed to assume certain liabilities and obligations of the Seller.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Purchaser hereby covenants and agrees with the Seller as follows:

     1. Effective as of the date hereof, the Purchaser hereby agrees to assume and be solely responsible for the payment, performance, and discharge of all of the Seller's obligations and liabilities under the contracts, agreements, arrangements, leases, licenses, permits, and instruments listed on SCHEDULE 1 hereto , subject, however, to the terms and conditions of the Purchase Agreement.

     2. Except as specifically provided in this Agreement, the Purchaser shall not be liable for and shall not assume any obligations or liabilities of the Seller (whether known or unknown, matured or unmatured, or fixed or contingent) not included within the Assumed Contracts, including, without limitation,
(a) any claims for workers compensation, (b) any foreign, federal, state, county, or local taxes on income of the Seller whether arising before or after the date hereof, any foreign, federal, state, county, or local taxes, fees, and assessments of any kind of the Seller or for which the Seller has the obligation to collect from any other party, including, without limitation, sales, use, gross receipts, franchise, excise, payroll, including Social Security and unemployment, value-added, withholding, and any other taxes, whether arising before or after the date hereof, or any foreign, federal, state, county, or local taxes, including, without limitation, sales, use, gross receipts and value-added taxes, or any other fees, arising by reason of the purchase and sale of the Transferred Assets (as defined in the Purchase Agreement) by the Seller to Purchaser and the assumption of liabilities pursuant hereto, including any such taxes, fees, and assessments related the purchase and sale of the Transferred Assets and the assumption of liabilities payable by, or assessed against, Purchaser, or otherwise, (c) any liability for any violation by the Seller of any statutes, laws, regulations, or ordinances of any federal, state, or local government, including, without limitation, the failure to file or the improper filing of any and all tax returns and other reports or the failure to timely pay any and all taxes, fees, and assessments to any governmental unit, authority, or instrumentality by the Seller, (d) any liability for any breach of contract, negligence, or misconduct by the Seller or any of its agents, servants, or employees, (e) any liability of the Seller arising out of or pursuant to the Purchase
Agreement (including, without limitation, any liability arising out of the Seller's employee severance policy), (f) any liability of the Seller relating to any litigation arising from any event, action, or omission, (g) any liability of the Seller relating to employee benefit plans maintained by the Seller, (h) any liability arising out of or incurred in respect of any transaction of the Seller, (i) any liability of the Seller to its Partners, whether in connection with the transactions contemplated by the Purchase Agreement or any subsequent liquidation and dissolution of the Seller, or otherwise, including, but not limited to, liabilities or obligations of the Seller to make distributions to the Partners or distributions in liquidation.

     3. The Purchaser and the Seller hereby agree to execute and deliver any and all additional documents that the other may reasonably request in order to more fully effect the agreements set forth in this Agreement.

     4. The undertakings, covenants, and agreements set forth herein shall be binding upon and inure to the benefit of the Purchaser and the Seller and their respective successors and assigns.

     5. In the event that this Assumption Agreement conflicts with any terms contained in the Purchase Agreement, the Purchase Agreement shall control.

     IN WITNESS WHEREOF, the Purchaser and the Seller have executed this Agreement as of the date first written above.

                              CONTACT COMMUNICATIONS INC.



                              By:
                                  --------------------------------
                                   Jackie R. Kimzey
                                   Chief Executive Officer


                              SUN PAGING COMMUNICATIONS


                              By:
                                 ----------------------------------

                              Title:
                                    -------------------------------

                                    EXHIBIT C
                                    ---------

                                     FORM OF
                          OPINION OF K. PATRICK MEEHAN

     1. The Seller is a general partnership, duly organized, validly existing, and in good standing under the laws of the State of Florida.

     2. The Seller has full power and authority to execute and deliver the Purchase Agreement, the Seller Non-Competition Agreement, the Bill of Sale and the License Agreement (collectively, the "Seller Transaction Documents") and to perform the obligations contemplated thereby. The execution and delivery by the Seller of each of the Seller Transaction Documents has been duly authorized by all necessary action on the part of the Seller. Each of the Seller Transaction Documents has been duly executed and delivered by the Seller and constitutes the legal, valid, and binding obligation of the Seller enforceable in accordance with its terms.

     3. The Partners have duly executed and delivered the Purchase Agreement and the Noncompetition Agreements. The Purchase Agreement and the Partners Noncompetition Agreements constitute the legal, valid, and binding obligation of the Partners enforceable in accordance with their respective terms.

     4. Neither the execution and delivery by the Seller of the Seller Transaction Documents, nor the performance by the Seller of its obligations thereunder violates or conflicts with, results in a breach of, or constitutes a default under the Seller's partnership agreement., any law, any judgment, decree, or order of any court or any other agency of government known to this firm that is applicable to the Seller or the Seller's property, or any material agreement known to this firm to which the Seller is a party or by which the Seller's property is bound.

     5. Neither the execution and delivery by the Partners of the Purchase Agreement and the Noncompetition Agreements, nor the performance by the Partners of their obligations thereunder, violates or conflicts with, results in a breach of, or constitutes a default under any law, any judgment, decree, or order of any court or any other agency of government known to this firm that is applicable to the Shareholder or the Seller or their or its property, or any material agreement known to this firm to which the Partners or the Seller is a party, or by which their or its properties is bound.

     6. No approvals or authorizations by, or filings or qualifications with, any state, federal, or local agency, authority, or body are required in connection with the execution, delivery, and performance of the Purchase Agreement or any other agreements or documents executed and delivered pursuant thereto by the Seller and/or the Partners, except such as have been duly obtained or made.

     7. To our knowledge after inquiry, there is no action, suit, investigation, or proceeding that is pending or threatened against or affecting the Seller or the Partners in any court or before any governmental authority, arbitration board, or tribunal that (a) involves any of the transactions contemplated by the Purchase Agreement or
(b) if decided adversely to the Seller or such Shareholder, would involve the possibility of materially and adversely affecting the Transferred Assets.

     8. To our knowledge after inquiry, there are no pending or threatened condemnation or similar proceedings or assessments affecting the Transferred Assets or any part thereof and there are no such proceedings or assessments contemplated by any governmental authority.

     9. To our knowledge after inquiry, neither the Seller nor the Shareholder has entered into any agreement pursuant to which any other individual or entity has obtained the right to acquire any or all of the Transferred Assets.

     10. Upon the consummation by the Seller of the transactions contemplated by the Purchase Agreement, the Purchaser shall have duly and validly acquired all of the right, title, and interest in and to the Transferred Assets and the Transferred Assets will have been conveyed by proper and enforceable instruments of conveyance, and, to our knowledge after inquiry, all consents of third parties necessary for such conveyance to be valid and enforceable by the Purchaser against third parties will have been obtained.

    11. To our knowledge after inquiry, the Seller does not currently sponsor or contribute to, or have any contract or other obligation to sponsor or contribute to, any employee benefit plan subject to ERISA.

                                    EXHIBIT D

                                     FORM OF
                         OPINION OF SELLER'S FCC COUNSEL

     1. The Seller and the Partners have complied in all respects with, and are not in violation in any respect of, the Communications Act of 1934, as amended, and the rules, regulations, policies, precedents and orders promulgated thereunder (collectively, the "Act"), by virtue of the licenses and authorizations issued or granted to the Seller by the FCC, as listed in Annex 7 to Schedule 1.1 of the Agreement (the "Licenses"), except as listed in SCHEDULE
3.8 to the Agreement.

     2. The Licenses, which constitute all licenses, orders and other authorizations from the FCC which are necessary for the Seller's operation of the System, were duly issued by the FCC to the Seller and have not been sold, conveyed, pledged, assigned or transferred to any other party. There are no liens, charges, encumbrances or adverse claims with respect to the Licenses.
All of the Licenses are in full force and effect and their grant to the Seller is "final," I.E., no longer subject to administrative reconsideration or review or to judicial review, whether on motion of the reviewing agency or otherwise. No License is subject to any condition or requirement not generally imposed by the FCC upon holders of authorizations in the same service. The Licenses were properly and validly obtained by the Seller in compliance with the Act. No party has valid grounds to contest the assignment of the Licenses as contemplated by the Agreement. No event has occurred with respect to any of the Licenses which permits, or after notice or lapse of time or both would permit, revocation or termination thereof or would result in any impairment of the rights of the holder of any License or the imposition of a forfeiture against the Seller or the Partners or any subsequent holder with respect to their operation of the System. The Seller and the Partners have received no pending notice of violation with respect to any of the Licenses. All Licenses are renewable by their terms, and the Licenses can be renewed without the need to pay any amounts other than routine FCC fees. No state regulatory agencies exercise any jurisdiction over the operation of the System.

     3. The execution, delivery and performance of the Agreement by the Purchaser, the Seller and the Partners will not violate, conflict with or result in the breach of any term, condition or provision of, or require the consent of any other party to, any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority which is applicable to the Seller or the Partners or any of their assets by virtue of the Licenses. All authorizations, approvals and consents of, and registrations and filings with and notices to, the FCC required in connection with the execution, delivery and performance of the Agreement (including the assignment of the Licenses from Seller to Purchaser) by the Seller and the Partners by virtue of the Licenses are in full force and effect and their grant is "final," other than certain post-closing informational filings that may be required by the Act (I.E., written notification to the FCC that the assignment has, in fact, been completed).

     4. The Seller has obtained all necessary clearances from the Federal Aviation Administration ("FAA") for the construction of all radio towers associated with the System. The Seller and the Partners have complied in all respects with, and are not in violation in any respect of, all rules, regulations, policies, precedents or orders of the FAA with respect to such towers.

     5. No judgments, decrees or orders have been issued by the FCC against the Seller or the Partners in connection with the Licenses or the System. No action, proceeding, inquiry, investigation, notice of apparent liability, order of forfeiture, show cause order, license revocation proceeding, formal complaint or informal complaint is currently pending or threatened by or before the FCC regarding the Licenses or the Systems, or (insofar as it relates to the Licenses or the Systems) regarding the Seller or the Partners, other than rulemaking proceedings of general applicability pertaining to the paging industry. All reports and other filings required under the Act with respect to the Licenses, the System, or (insofar as they relate to the Licenses or the System) the Seller have been made in a timely manner.

                                    EXHIBIT E
                                    ---------

                            NONCOMPETITION AGREEMENT
                            ------------------------

     This Noncompetition Agreement (the "Agreement") is entered into as of __________, 1995, between Contact Communications Inc., a Delaware corporation (the "Company"), and Palmer Communications Incorporated (the "Partner").


                               W I T N E S S E T H
                               -------------------


     WHEREAS, concurrently herewith, Sun Paging Communications, a Florida general partnership ("Sun Paging"), is selling, transferring, and conveying to the Company, pursuant to that certain Asset Purchase Agreement (the "Purchase
Agreement") dated as of        , 1995, by and among the Company, Sun Paging, and
the Partner, substantially all of the property and assets of Sun Paging that are used in the conduct of Sun Paging's radio paging system business (such property, assets, and business, including all affiliated networks, being hereinafter collectively called the "System");

     WHEREAS, the Partner has been affiliated with Lewis Paging for a number of years and, as a principal shareholder and officer of Sun Paging, possesses valuable knowledge about the business and operations of Sun Paging; and

     WHEREAS, the Company has requested that the Partner enter into this Agreement as an inducement to the Company to enter into and consummate the transactions contemplated by the Purchase Agreement;

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


     1. CONSIDERATION. The Partner has entered into this Agreement and made the covenants hereinafter set forth in order to induce the Company to consummate the transactions contemplated by the Purchase Agreement.

     2. CONFIDENTIAL INFORMATION. The Partner acknowledges that the information, observations, and data obtained or possessed by him concerning the business affairs of the System will be the property of the Company and not the Partner. Therefore, the Partner agrees that he will not disclose to any person or use for his own account any of such information, observations, or data unless and to the extent that such information, observations, or data become generally known to and available for use by the public otherwise than as a result of the Partner's act or omission to act. The Partner agrees to deliver to the Company, at any time the Company may request, all memoranda, notes, plans, records, reports, and other documents
(and copies thereof) relating to the conduct of the System of which it may then possess or have under its control.

     3. NONCOMPETITION. The Partner agrees that it shall not, until 11:59 p.m. on the fifth (5th) anniversary of the date hereof:

          a. directly or indirectly own, engage in, manage, operate, join, control, or participate in the ownership, management, operation, or control of, or be connected as a stockholder, director, officer, employee, agent, partner, joint venturer, member, beneficiary, or otherwise with, any corporation, limited liability company, partnership, sole proprietorship, association, business, trust, or other organization, entity or individual which in any way competes with the Company in the sale or leasing of pagers or paging services in the Florida Area (as hereinafter defined); PROVIDED, HOWEVER, that the Partner may own, directly or indirectly, securities of any entity traded on any national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System if the Partner does not, directly or indirectly, own 1% or more of any class of equity securities, or securities convertible into or exercisable or exchangeable for 1% or more of any class of equity securities, of such entity;

          b. aid, abet, or otherwise assist any individual, business or other organization or entity in canvassing, soliciting, or accepting any contracts for the sale or lease of pagers or paging services in the Florida Area;

          c. directly or indirectly request or advise any present or future customers of the Company to cancel any contracts with the Company or curtail their dealings with the Company;

          d. directly or indirectly request or advise any present or future service provider or financial resource of the System or the Company to withdraw, curtail, or cancel the furnishing of such service or resource to the Company;

          e. directly or indirectly disclose or communicate to any other person, firm, or corporation:


               (1) the names of past, present, or future customers of the Company; or

               (2) any names of past, present, or future employees or other knowledge of or relating to the Company; or

          f. directly or indirectly induce or attempt to influence any employee of the Company to terminate his or her employment.

As used herein, the "Florida Area" means that area described in the map attached hereto as Schedule 1.

     4. AMENDMENTS. This Agreement may be amended or modified from time to time, but only by a written instrument executed by both parties hereto.

     5. NOTICES. Any notices required or permitted hereunder shall be in writing and shall be deemed given (a) when personally delivered, (b) when confirmed if delivered by telefacsimile or similar device, or (c) when sent by registered or certified mail, return receipt requested, addressed to the other party at its or his address set forth below its or his signature to this Agreement, or at such other address as it or he may specify in writing in accordance with this Section 5.

     6. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior discussions and understandings.

     7. ASSIGNMENT; PARTIES BOUND. The Company may assign its rights and obligations hereunder to any party. The Partners may not assign any of its obligations hereunder. Any assignment in violation of the foregoing shall be null and void. Subject to the foregoing, this Agreement shall be binding upon the parties hereto and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and permitted assigns.

     8. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Texas (regardless of the laws that might otherwise govern under applicable Texas principles of conflicts of law) as to all matters, including but not limited to, matters of validity, construction, effect, performance, and remedies.

     9. NON-WAIVER OF BREACH. A waiver by any party hereto of a particular breach or default in connection with any provision of this Agreement shall not be deemed a waiver of any subsequent default or breach of the same or any other provision of this Agreement.

     10. INVALID PROVISION. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be severable, and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

     11. HEADINGS. The headings in this Agreement are for purposes of reference only and shall not be considered in construing this Agreement.

     12. ATTORNEYS' FEES. If either party hereto brings any action, at law or in equity, to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover from the other party hereto reasonable attorneys' fees in addition to any other relief to which such party may be entitled.

     13. ENFORCEMENT OF COVENANTS. The Partner agrees that a violation on his part of any covenant contained herein shall cause irreparable damage to the Company and, consequently, the Partner further agrees that the Company shall be entitled, as a matter of right, to an injunction restraining any further violation of such covenant by the Partner. Such right to an injunction shall be cumulative and in addition to all other remedies the Company may have, including, but not limited to, recovery of damages.

     14. In the event that this Noncompetition Agreement conflicts with any terms contained in the Purchase Agreement, the Purchase Agreement shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                         CONTACT COMMUNICATIONS INC.


                         By:
                             ----------------------------------------

                         Name:
                               --------------------------------------

                         Title:
                                -------------------------------------

                              Address:  6340 LBJ Freeway
                                        Dallas, Texas  75240
                                        Attn:  Jackie R. Kimzey
                                               Mark A. Solls
                                        Fax No: (214) 774-0640



                                PALMER COMMUNICATIONS INCORPORATED


                              By
                                  -----------------------------------

                              Title:
                                     --------------------------------

                              Address:
                                       ------------------------------


                              ---------------------------------------


                              ---------------------------------------

                                   EXHIBIT E-1
                                   -----------

                            NONCOMPETITION AGREEMENT
                            ------------------------

     This Noncompetition Agreement (the "Agreement") is entered into as of __________, 1995, between Contact Communications Inc., a Delaware corporation (the "Company"), and American Mobilphone, Inc.(the "Partner").


                               W I T N E S S E T H
                               -------------------


     WHEREAS, concurrently herewith, Sun Paging Communications, a Florida general partnership ("Sun Paging"), is selling, transferring, and conveying to the Company, pursuant to that certain Asset Purchase Agreement (the "Purchase
Agreement") dated as of        , 1995, by and among the Company, Sun Paging, and
the Partner, substantially all of the property and assets of Sun Paging that are used in the conduct of Sun Paging's radio paging system business (such property, assets, and business, including all affiliated networks, being hereinafter collectively called the "System");

     WHEREAS, the Partner has been affiliated with Lewis Paging for a number of years and, as a principal shareholder and officer of Sun Paging, possesses valuable knowledge about the business and operations of Sun Paging; and

     WHEREAS, the Company has requested that the Partner enter into this Agreement as an inducement to the Company to enter into and consummate the transactions contemplated by the Purchase Agreement;

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


     1. CONSIDERATION. The Partner has entered into this Agreement and made the covenants hereinafter set forth in order to induce the Company to consummate the transactions contemplated by the Purchase Agreement.

     2. CONFIDENTIAL INFORMATION. The Partner acknowledges that the information, observations, and data obtained or possessed by him concerning the business affairs of the System will be the property of the Company and not the Partner. Therefore, the Partner agrees that he will not disclose to any person or use for his own account any of such information, observations, or data unless and to the extent that such information, observations, or data become generally known to and available for use by the public otherwise than as a result of the Partner's act or omission to act. The Partner agrees to deliver to the Company, at any time the Company may request, all memoranda, notes, plans, records, reports, and other documents (and copies thereof) relating to the conduct of the System of which it may then possess or have under its control.

     3. NONCOMPETITION. The Partner agrees that it shall not, until 11:59 p.m. on the fifth (5th) anniversary of the date hereof:

          a. directly or indirectly own, engage in, manage, operate, join, control, or participate in the ownership, management, operation, or control of, or be connected as a stockholder, director, officer, employee, agent, partner, joint venturer, member, beneficiary, or otherwise with, any corporation, limited liability company, partnership, sole proprietorship, association, business, trust, or other organization, entity or individual which in any way competes with the Company in the sale or leasing of pagers or paging services in the Florida Area (as hereinafter defined); PROVIDED, HOWEVER, that the Partner may own, directly or indirectly, securities of any entity traded on any national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System if the Partner does not, directly or indirectly, own 1% or more of any class of equity securities, or securities convertible into or exercisable or exchangeable for 1% or more of any class of equity securities, of such entity;

          b. aid, abet, or otherwise assist any individual, business or other organization or entity in canvassing, soliciting, or accepting any contracts for the sale or lease of pagers or paging services in the Florida Area;

          c. directly or indirectly request or advise any present or future customers of the Company to cancel any contracts with the Company or curtail their dealings with the Company;

          d. directly or indirectly request or advise any present or future service provider or financial resource of the System or the Company to withdraw, curtail, or cancel the furnishing of such service or resource to the Company;

          e. directly or indirectly disclose or communicate to any other person, firm, or corporation:


               (1) the names of past, present, or future customers of the Company; or

               (2) any names of past, present, or future employees or other knowledge of or relating to the Company; or

          f. directly or indirectly induce or attempt to influence any employee of the Company to terminate his or her employment.

As used herein, the "Florida Area" means that area described in the map attached hereto as Schedule 1.

     4. AMENDMENTS. This Agreement may be amended or modified from time to time, but only by a written instrument executed by both parties hereto.

     5. NOTICES. Any notices required or permitted hereunder shall be in writing and shall be deemed given (a) when personally delivered, (b) when confirmed if delivered by telefacsimile or similar device, or (c) when sent by registered or certified mail, return receipt requested, addressed to the other party at its or his address set forth below its or his signature to this Agreement, or at such other address as it or he may specify in writing in accordance with this Section 5.

     6. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior discussions and understandings.

     7. ASSIGNMENT; PARTIES BOUND. The Company may assign its rights and obligations hereunder to any party. The Partners may not assign any of its obligations hereunder. Any assignment in violation of the foregoing shall be null and void. Subject to the foregoing, this Agreement shall be binding upon the parties hereto and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and permitted assigns.

     8. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Texas (regardless of the laws that might otherwise govern under applicable Texas principles of conflicts of law) as to all matters, including but not limited to, matters of validity, construction, effect, performance, and remedies.

     9. NON-WAIVER OF BREACH. A waiver by any party hereto of a particular breach or default in connection with any provision of this Agreement shall not be deemed a waiver of any subsequent default or breach of the same or any other provision of this Agreement.

     10. INVALID PROVISION. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be severable, and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

     11. HEADINGS. The headings in this Agreement are for purposes of reference only and shall not be considered in construing this Agreement.

     12. ATTORNEYS' FEES. If either party hereto brings any action, at law or in equity, to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover from the other party hereto reasonable attorneys' fees in addition to any other relief to which such party may be entitled.

     13. ENFORCEMENT OF COVENANTS. The Partner agrees that a violation on his part of any covenant contained herein shall cause irreparable damage to the Company and, consequently, the Partner further agrees that the Company shall be entitled, as a matter of right, to an injunction restraining any further violation of such covenant by the Partner. Such right to an injunction shall be cumulative and in addition to all other remedies the Company may have, including, but not limited to, recovery of damages.

     14. In the event that this Noncompetition Agreement conflicts with any terms contained in the Purchase Agreement, the Purchase Agreement shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                         CONTACT COMMUNICATIONS INC.


                         By
                            -------------------------------------

                         Name:
                               ----------------------------------

                         Title:
                                ---------------------------------

                         Address:  6340 LBJ Freeway
                                   Dallas, Texas  75240
                                   Attn:  Jackie R. Kimzey
                                          Mark A. Solls
                                   Fax No: (214) 774-0640



                         AMERICAN MOBILPHONE, INC.

                         By:
                             ------------------------------------

                         Title:
                                ---------------------------------

                         Address:
                                  -------------------------------

                         ----------------------------------------

                         ----------------------------------------

                                    EXHIBIT F
                                    ---------

                            NONCOMPETITION AGREEMENT
                            ------------------------

     This Noncompetition Agreement (the "Agreement") is entered into as of __________, 1995, between Contact Communications Inc., a Delaware corporation (the "Company"), and Sun Paging Communications, a Florida general partnership ("Sun").


                               W I T N E S S E T H
                               -------------------

     WHEREAS, concurrently herewith Sun is selling, transferring, and conveying to the Company, pursuant to that certain Asset Purchase Agreement (the "Purchase Agreement") dated as of ___________, 1995, by and among the Company, Sun, Palmer Communications Incorporated, and American Mobilphone, Inc., substantially all of the property and assets that are used in the conduct of Sun 's radio paging system business (such property, assets, and business, including all affiliated networks, being hereinafter collectively called the "System");

     WHEREAS, the Company has requested that Sun enter into this Agreement as an inducement to the Company to enter into and consummate the transactions contemplated by the Purchase Agreement;

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


     1. CONSIDERATION. Sun has entered into this Agreement and made the covenants hereinafter set forth in order to induce the Company to consummate the transactions contemplated by the Purchase Agreement.

     2. CONFIDENTIAL INFORMATION. Sun acknowledges that the information, observations, and data obtained or possessed by it concerning the business affairs of the System (the "Confidential Information") will be the property of the Company and not Sun . Therefore, Sun agrees that it will not disclose to any person (other than the Company or any other person to whom such disclosure has been specifically authorized by the Company in writing) or use for its own account any of such Confidential Information unless and to the extent that any such Confidential Information is or becomes generally known to and available for use by the public otherwise than as a result of Sun's act or omission to act and except as specifically permitted by the terms of this Agreement or as otherwise required by law. In the event that Sun becomes legally compelled to disclose any of the Confidential Information, Sun shall provide the Company with prompt prior notice so that the Company may seek a protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained, Sun will furnish only that portion of the Confidential Information which it is legally required to disclose. Sun agrees to deliver to the Company, at any time the Company may request, all memoranda, notes, plans, records, reports, and other documents (and copies thereof) relating to the conduct of the System which it may then possess or have under its control.

     3. NONCOMPETITION. Sun agrees that it shall not, until 11:59 p.m. on the fifth (5th) anniversary of the date hereof:

          a. directly or indirectly own, engage in, manage, operate, join, control, or participate in the ownership, management, operation, or control of, or be connected as a stockholder, director, officer, employee, agent, partner, joint venturer, member, beneficiary, or otherwise with, any corporation, limited liability company, partnership, sole proprietorship, association, business, trust, or other organization, entity or individual which in any way competes with the Company in the sale or leasing of pagers or paging services in the Florida Area (as hereinafter defined); PROVIDED, HOWEVER, that Sun may own, directly or indirectly, securities of any entity traded on any national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System if Sun does not, directly or indirectly, own 1% or more of any class of equity securities, or securities convertible into or exercisable or exchangeable for 1% or more of any class of equity securities, of such entity;

          b. aid, abet, or otherwise assist any individual, business or other organization or entity in canvassing, soliciting, or accepting any contracts for the sale or leasing of pagers or paging services in the Florida Area;

          c. directly or indirectly request or advise any present or future customers of the Company to cancel any contracts with the Company or curtail their dealings with the Company;

          d. directly or indirectly request or advise any present or future service provider or financial resource of the System or the Company to withdraw, curtail, or cancel the furnishing of such service or resource to the Company;

          e. directly or indirectly disclose or communicate to any other person, firm, or corporation:

               (1) the names of past, present, or future customers of the Company; or

               (2) any names of past, present, or future employees or other knowledge of or relating to the Company; or

          f. directly or indirectly induce or attempt to influence any employee of the Company to terminate his or her employment.

As used herein, the "Florida Area" means that area described in the map attached hereto as Schedule 1.

     4. AMENDMENTS. This Agreement may be amended or modified from time to time, but only by a written instrument executed by both parties hereto.

     5. NOTICES. Any notices required or permitted hereunder shall be in writing and shall be deemed given (a) when personally delivered, or (b) when confirmed if delivered by telefacsimile or similar device, or (c) when sent by registered or certified mail, return receipt requested, addressed to the other party at its address set forth below its signature to this Agreement, or at such other address as it may specify in writing in accordance with this Section 5.

     6. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior discussions and understandings.

     7. ASSIGNMENT; PARTIES BOUND. The Company may assign its rights and obligations hereunder to any party. Sun may not assign any of its obligations hereunder. Any assignment in violation of the foregoing shall be null and void. Subject to the foregoing, this Agreement shall be binding upon the parties hereto and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and permitted assigns.

     8. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Texas (regardless of the laws that might otherwise govern under applicable Texas principles of conflicts of law) as to all matters, including but not limited to, matters of validity, construction, effect, performance, and remedies.

     9. NON-WAIVER OF BREACH. A waiver by any party hereto of a particular breach or default in connection with any provision of this Agreement shall not be deemed a waiver of any subsequent default or breach of the same or any other provision of this Agreement.

     10. INVALID PROVISION. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be severable, and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

     11. HEADINGS. The headings in this Agreement are for purposes of reference only and shall not be considered in construing this Agreement.

     12. ATTORNEYS' FEES. If either party hereto brings any action, at law or in equity, to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover from the other party hereto reasonable attorneys' fees in addition to any other relief to which such party may be entitled.

     13. ENFORCEMENT OF COVENANTS. Sun agrees that a violation on its part of any covenant contained herein shall cause irreparable damage to the Company and, consequently, Sun further agrees that the Company shall be entitled, as a matter of right, to an injunction restraining any further violation of such covenant by Sun. Such right to an injunction shall be cumulative with any and all other remedies the Company may have, including, but not limited to, recovery of damages.

     14. In the event that this Noncompetition Agreement conflicts with any terms contained in the Purchase Agreement, the Purchase Agreement shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              CONTACT COMMUNICATIONS INC.


                              By:
                                  ------------------------------------

                              Name:
                                    ----------------------------------

                              Title:
                                     ---------------------------------


                              Address:  6340 LBJ Freeway
                                        Dallas, Texas  75240
                                        Attn:  Jackie R. Kimzey
                                               Mark A. Solls
                                        Fax No: (214) 774-0640


                              SUN PAGING COMMUNICATIONS


                              By:
                                  ------------------------------------

                              Name:
                                    ----------------------------------

                              Title:
                                     ---------------------------------


                              Address:
                                       -------------------------------

                              ----------------------------------------


                              Attn:
                                    ----------------------------------

                              Fax No. (     )
                                       -----  ------------------------

                                  EXHIBIT G


                                LICENSE AGREEMENT


     This License Agreement ("License Agreement") is made on the ___ day of _____________, 1995, by and between Sun Paging Communications, a Florida general partnership ("Licensor"), and Contact Communications Inc., a Delaware corporation ("Licensee").

                                    RECITALS:

     A. Licensor and Licensee are parties to that certain Asset Purchase Agreement (the "Purchase Agreement"), dated as of _____________1995, with respect to the sale by Licensor to Licensee of substantially all of the property and assets of Licensor used in the conduct of Licensor's radio paging system business (the "System").

     B. Licensor owns and uses certain trademarks and service marks as defined herein (the "Marks").

     C.   Licensee desires to obtain a license to use the Marks.

                                   AGREEMENTS:

     NOW, THEREFORE, the parties hereto, in consideration of the mutual agreements herein contained and promises herein expressed, and for other good and valuable consideration acknowledged by each of them to be satisfactory and adequate, do hereby agree as follows:

     1. As used herein, "Marks" shall mean the trademark and service mark "Sun Paging".

     2.   "Licensed Territory" shall mean the Florida Area, as set forth in
Schedule 1 hereto.

     3. Licensor hereby grants to Licensee a paid-up, royalty-free, non-exclusive license to use the Marks in connection with the operation of the System and on or in connection with the goods and/or services sold by or under the System in the Licensed Territory for a period of five (5) years beginning on, and including, the date of the execution of this License.

     4. Licensee shall have unlimited use of the Marks in the Licensed Territory and may use the Marks as fully as if Licensee were the owner of the Marks, and Licensee's right to use the Marks shall include, without limitation, use in packaging, labels, advertising and related materials, business cards, stationery, price lists, product catalogues and brochures, and the right to use the licensed Marks as part of a corporate name, partnership name or name of any other person; provided, however, that the nature and quality of all services rendered and goods sold by Licensee in connection with the Marks shall conform to the reasonable standards set by and under the control of Licensor. Licensee agrees to permit reasonable inspection of Licensee's operations by Licensor, and to supply Licensor with specimens of use of the Marks upon request, to permit Licensor to verify Licensee's compliance with the terms of the immediately preceding sentence.

     5. Licensor hereby represents and warrants to Licensee that Licensor has the full corporate power and authority to grant the license set forth in paragraph 3 hereof and that Licensor has not granted or suffered any liens, restrictions, security interests, encumbrances, or licenses with respect to the Marks. Licensor expressly disclaims any representation or warranty as to the exclusivity of its rights to the use of the mark "Sun Paging, Inc.."

     6. Licensee may, but shall not be required to, at its sole expense, take whatever action Licensee, in its sole discretion, deems necessary or advisable to protect its right to use the Marks in the Licensed Territory. Such action may include, without limitation, assuming responsibility at its own expense for the defense of any lawsuit challenging or affecting rights to the Marks, and/or instituting litigation at its own expense to protect its rights to the Marks. Should Licensee choose to take any action with respect to the Marks, Licensor shall comply with all reasonable requests for assistance in connection therewith. Any recovery as a result of such action shall belong solely to Licensee.

     7. In the event Licensor decides not to take any action required to maintain or renew registration for the Marks, Licensee at its expense may take appropriate action to maintain or renew any such registration in the name of Licensor, and Licensor shall cooperate reasonably with Licensee, including, without limitation, by signing required documents, to allow Licensee to effect any such maintenance or renewal action provided that Licensor shall incur no liability to Licensee for its failure to maintain any registrations.

     8. Licensee may assign or transfer its rights or obligations under this License Agreement, whether by operation of law or otherwise, without the consent of Licensor. Licensee shall also have the right to sublicense its right to use the Marks without the prior written consent of Licensor.

     9. This License Agreement sets forth the entire agreement between the parties, and supersedes any and all prior agreements or understandings between the parties, pertaining to the subject matter hereof. This License Agreement may not be amended, modified or terminated, in whole or in part, except by an instrument in writing duly executed by the parties.

     10. Licensor shall at all times do, execute, acknowledge and/or deliver or cause to be done, executed, acknowledged, or delivered such further acts, agreements, and assurances as the Licensee reasonably may require for the purposes of this License Agreement.

     11. This License Agreement may be executed in any number of counterparts; and each of which, when so executed and delivered, shall be deemed an original, but such counterparts together shall constitute one and the same instrument.

     12. This License Agreement shall inure to the benefit of and be binding upon Licensor, Licensee and their respective permitted successors and assigns.

     13. In the event that this License Agreement conflicts with any terms contained in the Purchase Agreement, the Purchase Agreement shall control.

     IN WITNESS WHEREOF, the parties hereto have duly executed this License Agreement on the date first above written.


                                       SUN PAGING COMMUNICATIONS


                                       By:------------------------------------
                                       Name:----------------------------------
                                       Title:---------------------------------


                                       CONTACT COMMUNICATIONS INC.


                                       By:------------------------------------
                                       Name:----------------------------------
                                       Title:---------------------------------

                                    EXHIBIT H


                          ALLOCATION OF PURCHASE PRICE


CLASS I ASSETS (Cash and similar items)                            $__________
CLASS II ASSETS (CD's and readily marketable
  securities)                                                      $__________
CLASS III ASSETS (Furniture and fixtures; land;
  buildings; accounts receivable; other tangible
  assets)                                                          $__________
  -    inventory                                     ______
  -    fixed assets                                  ______
  -    prepaid expenses                              ______
CLASS IV ASSETS (Section 197 assets,
  including goodwill and going-
  concern value)                                                   $__________*
  TOTAL PURCHASE PRICE                                             $__________

   * plus any amounts to be paid to the Purchaser due to an increase in the number of pagers, pursuant to APPENDIX A of the Purchase Agreement.

                                  EXHIBIT I
______________________________________________________________________________
NORWEST BANK                       DEPOSITORY AGREEMENT-INDEMNIFICATION ESCROW
______________________________________________________________________________

THE UNDERSIGNED Contact Communications Inc. ("Purchaser"), Sun Paging Communications ("Seller"), Palmer Communications Incorporated ("Palmer"), American Mobilphone, Inc. ("American", collectively with Palmer, the "Partners"), (collectively, the "Undersigned"), in order to designate Norwest Bank Texas, National Association, (the Depository") as the Depository for the Undersigned for the purposes and upon the terms and conditions herein set forth, do hereby represent and warrant to, and agree with each other and the Depository, as follows:

     1. APPOINTMENT OF THE DEPOSITORY. The Depository is hereby appointed Depository for the Undersigned with respect to the "Property" as that term is herein defined.

     2. THE PROPERTY. At the closing (the "Closing") of the transactions contemplated by that certain Asset Purchase Agreement dated as of November 10, 1995 (the "Purchase Agreement"), the Undersigned shall deposit with the Depository, as custodian and depository, the items described in Schedule A hereto, or in lieu thereof, have made provision in paragraph 22 for the deposit of items hereunder (such items being herein collectively called the "Property"), and direct that same be held and disposed of by the Depository as herein provided.

     3.  THE DEPOSITORY'S DUTIES AND AUTHORITY TO ACT.
     (a) Except as may be otherwise provided in paragraph 22, in which event the special instructions in said paragraph 22 shall be controlling, the Depository shall hold the Property in safekeeping and deliver the same or any part or parcel thereof, including the interest earned from investments made pursuant to paragraph 20 hereof, only (i) to one or more of the Undersigned in accordance with and upon the written instructions of each of the other of the Undersigned and/or (ii) in accordance with and upon the written instructions of all the Undersigned.
     (b) When instructions from more than one of the Undersigned are required, such instructions may be given by separate instruments of similar tenor. Any of the Undersigned may hereafter act through an agent or attorney-in-fact only if written evidence of authority in form and substance satisfactory to the Depository is furnished to the Depository and agreed to by the Depository.
     (c) The Depository may act upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other document which it in good faith believes to be genuine.
     (d) The Depository shall be deemed to have properly delivered any item of Property upon (i) placing the item in the United States mail in a suitable package or envelope with first class prepaid postage affixed, addressed to the addressee at such addressee's address as set forth in this Agreement or such other address as the Undersigned shall have furnished to the

Depository in writing; (ii) delivery in person at the Depository's offices;
or (iii) delivery in any other manner pursuant to written instructions of the Undersigned.
     (e) In performing its duties under this Agreement, or upon the claimed failure to perform any of its duties hereunder, the Depository shall not be liable to anyone for damages, losses or expenses which may be incurred as a result of the Depository so acting or failing to so act; provided, however, the Depository shall not be relieved from liability for damages arising out of its proven gross negligence or willful misconduct under this Agreement. The Depository shall in no event incur any liability with respect to (i) any action taken or omitted to be taken in good faith upon advice of legal counsel given with respect to any questions relating to the duties and responsibilities of the Depository hereunder or (ii) any action taken or omitted to be taken in reliance upon any document delivered to the Depository and believed by it to be genuine and to have been signed or presented by the proper party or parties.
     (f) Payment of moneys hereunder shall be made by check or by wire transfer of immediately available funds in accordance with instructions contained in the applicable disbursement notice to the Depository.

     4. OTHER AGREEMENTS. The Depository is not a party to, nor is it bound by, nor need it give consideration to the terms or provisions of, any other agreement or undertaking among the Undersigned or any of them, or between the Undersigned or any of them and other persons, or any agreement or undertaking which may be evidenced by or disclosed by the Property, it being the intention of the parties hereto that the Depository assent to and be obligated to give consideration only to the terms and provisions hereof. Unless otherwise provided in paragraph 22, the Depository shall have no duty to determine or inquire into the happening or occurrence of any event or contingency or the performance or failure of performance of any of the Undersigned with respect to arrangements or contracts with each other or with others, the Depository's sole duty hereunder being to hold the Property and to dispose of and deliver the same in accordance with instructions given to it as provided in paragraph 3.

     5.  STANDARD OF CARE.
     (a) The Depository undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Depository.
     (b) If the Depository is required by the terms hereof to determine the occurrence of any event or contingency, the Depository shall, in making such determination, be liable only for its proven gross negligence or willful misconduct, as determined in light of all the circumstances, including the time and facilities available to it in the ordinary conduct of its business. In determining the occurrence of any such event or contingency the Depository may request from any of the Undersigned or any other person such reasonable additional evidence as the Depository in its sole discretion may deem necessary to determine any fact relating to the occurrence of such event or contingency, and may at any time inquire of and consult with others, including without limitation, any of the Undersigned, and the Depository shall not be liable for any damages resulting from its delay in acting hereunder pending its receipt and examination of additional evidence requested by it.

     (c) Whenever the Depository is required by the terms hereof to take action upon the occurrence of any event or contingency, the time prescribed for such action shall in all cases be a reasonable time after written notice received by the Depository for the happening of such event or contingency, provided however, that this provision shall not be deemed to limit or reduce the time allowed the Depository for action as provided in paragraph 5(b).

     6. LIMITATION ON LIABILITY. The Depository shall not be responsible or liable to the Undersigned or to any other person in any manner whatsoever for the sufficiency, correctness, genuineness, effectiveness or validity of any of the Property, or for the form or execution thereof, or for the identity or authority of any person executing or depositing the same. If any of the Undersigned are acting as agent for others, all of the Undersigned represent and warrant that each such agent is authorized to make and enter into this Agreement. This Agreement is a personal one between the Undersigned and the Depository. The Depository is authorized by each of the Undersigned to rely upon all representations, both actual and implied, of each of the Undersigned and all other persons relating to this Agreement and/or the Property, including without limitation representations as to marital status, authority to execute and deliver this Agreement, notifications, receipts or instructions hereunder, and relationships among persons, firms, corporations or other entities, including those authorized to receive delivery hereunder, and the Depository shall not be liable to any person in any manner by reason of such reliance. The duties of the Depository hereunder shall be only to the Undersigned, their respective successors, heirs, assigns, executors and administrators and to no other person, firm, corporation or other entity whatsoever.

     7. TIME OF PERFORMANCE. Whenever under the terms hereof the time for performance of any provision shall fall on a date which is not a regular business day of the Depository, the performance thereof on the next succeeding regular business day of the Depository shall be deemed to be in full compliance. Whenever time is referred to in this Agreement, it shall be the time recognized by the Depository in the ordinary conduct of its normal business transactions.

     8. DEATH, DISABILITY, ETC. OF THE UNDERSIGNED. The death, disability, bankruptcy, insolvency, reorganization or absence of any of the Undersigned shall not affect or prevent performance by the Depository of its obligations or its right to rely upon instructions received hereunder. However, in the event of the death, disability, bankruptcy, insolvency, reorganization or absence of any of the Undersigned, the Depository (without liability to any of the Undersigned) may refrain from taking any action required or requested hereunder.

     9. EXAMINATION OF THE PROPERTY. Any of the Undersigned may examine the Property during the regular business hours of the Depository; such examination shall, however, be permitted only in the presence of an officer of the Depository.

     10. REMEDIES OF THE DEPOSITORY.
     (a) As additional consideration for and as an inducement for the Depository to act hereunder, it is understood and agreed that in the event of any disagreement between the parties to this Agreement or in the event any other person or entity claims an interest in the Property or any part thereof, and such disagreement or claim results in adverse claims and demands being made by them or any of them in connection with or for any part of the Property, the Depository shall be entitled, at the option of the Depository, to refuse to comply with the instructions or demands of the parties to this Agreement, or any of such parties, so long as such disagreement or adverse claim shall continue. In such event, the Depository shall not be required to make delivery or other disposition of the Property. Anything herein to the contrary notwithstanding, the Depository shall not be or become liable to the Undersigned or any of them for the failure of the Depository to comply with the conflicting or adverse demands of the Undersigned or any of such parties or of any other persons or entities claiming an interest in the Property or any part thereof. The Depository shall be entitled to refrain and refuse to deliver or otherwise dispose of the Property or any part thereof or to otherwise act hereunder, as stated above, unless and until (i) the rights of the parties and all other persons and entities claiming an interest in the Property have been duly adjudicated in a court having jurisdiction of the parties and the Property or (ii) the parties to this Agreement and such other persons and entities have reached an agreement resolving their differences and have notified the Depository in writing of such agreement and have provided the Depository with indemnity satisfactory to it against any liability, claims or damages resulting from compliance by the Depository with such agreement. In addition to the foregoing, the Depository shall have the right to tender into the registry or custody of any court having jurisdiction, any part of or all of the Property. Upon such tender, the parties hereto agree that the Depository shall be discharged from all further duties under this Agreement; provided, however, that the filing of any such legal proceedings shall not deprive the Depository of its compensation hereunder earned prior to such filing and discharge of the Depository of its duties hereunder.
     (b) While any suit or legal proceeding arising out of or relating to this Agreement or the Property or the Undersigned is pending, whether the same be initiated by the Depository or by others, the Depository shall have the right at its option to stop all further performance of this Agreement and instructions received hereunder until all differences shall have been resolved by agreement or until the rights of all parties shall have been fully and finally adjudicated by the court. For purposes of any suit or legal proceeding arising out of or relating to this Agreement to which the Depository may be a party, the Undersigned hereby consent and submit to the jurisdiction of the appropriate court, whether Federal or state, sitting in Dallas County, Texas. The rights of the Depository under this paragraph are in addition to all other rights which it may have by law or otherwise.

     11. RELIANCE ON COUNSEL. The Depository may from time to time consult with legal counsel of its own choosing in the event of any disagreement, or controversy, or question or doubt as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in good faith in accordance with the opinion or instructions of such counsel. Any such fees and expenses of such legal counsel shall be considered part of the fees and expenses of the Depository described below.

     12.  FEES AND EXPENSES.
     (a) The Undersigned hereby jointly and severally agree to pay the Depository for its ordinary services hereunder the fees determined in accordance with, and payable as specified in, the Schedule of Fees set forth in Exhibit "A", attached hereto. In addition, the Undersigned hereby jointly and severally agree to pay to the Depository its expenses incurred in connection with this Agreement, including, but not limited to, legal fees and expenses, in the event the Depository deems it necessary to retain counsel. Such expenses shall be paid to the Depository within 10 days following receipt by any of the Undersigned of a written statement setting forth such expenses.
     (b) The Undersigned jointly and severally agree that in the event any controversy arises under or in connection with this Agreement or the Property, or the Depository is made a party to or intervenes in any litigation pertaining to this Agreement or the Property, to pay to the Depository reasonable compensation for its extraordinary services and to reimburse the Depository for all costs and expenses associated with such controversy or litigation, including, but not limited to, legal fees and expenses.
     (c) As security for all fees and expenses of the Depository hereunder and any and all losses, claims, damages, liabilities and expenses incurred in connection with the acceptance of appointment hereunder or with the performance of its obligations under this Agreement and to secure the obligation of the Undersigned to indemnify the Depository as set forth in paragraph 21 hereof, the Depository is granted a security interest in and lien upon the Property, which security interest and lien shall be prior to all other security interests, liens or claims against the Property or any part thereof. Each of the Undersigned warrant and agree with the Depository that, unless otherwise expressly set forth in this Agreement, there is no security interest in the Property or any part thereof; no financing statement under the Uniform Commercial Code of any jurisdiction is on file in any jurisdiction claiming a security interest in or describing, whether specifically or generally, the Property or any part thereof; and the Depository shall have no responsibility at any time to ascertain whether or not any security interest exists in the Property or any part thereof or to file any financing statement under the Uniform Commercial Code of any jurisdiction with respect to the Property or any part thereof.
     (d) The Depository is authorized by the Undersigned to withhold from the Property, prior to distribution thereof and prior to termination of this Agreement, all fees and expenses to which the Depository is entitled hereunder. In addition, in the event any such fees and expenses are not paid to the Depository on or prior to the date such amounts are due, the Depository is hereby authorized and directed to pay such amounts owed to it from cash funds included in the Property or, if no cash funds are then included in the Property, to sell assets constituting part of the Property for the purpose of paying such amounts owed to it.
     (e) In the event fees and expenses of the Depository are to be paid pursuant to paragraph 22 hereof, it is understood and agreed by the Undersigned that such fees and expenses are in addition to those described above and that such fees and expenses shall be subject to periodic review and modification by the Depository as determined by the Depository in its sole discretion.

     13. EFFECTIVE DATE. The effective date of this Agreement shall be the date on which it is accepted by the Depository unless otherwise provided in paragraph 22.

     14. TERMINATION AND RESIGNATION. Unless sooner terminated as hereinafter provided, this Agreement shall terminate without action of any party when all of the terms hereof shall have been fully performed. Either the Depository or the Undersigned may terminate this Agreement upon thirty (30) days written notice
(i) signed by the Depository and delivered to each of the Undersigned or (ii) signed by each of the Undersigned and delivered to the Depository. Upon termination of this Agreement, the Depository shall deliver the Property in accordance with the written instructions delivered by the Undersigned pursuant to paragraph 3(a) hereof.
All fees and expenses owed to the Depository hereunder shall be paid in full prior to such delivery of the Property, and the Depository is hereby authorized and directed by the Undersigned to withhold release or distribution of the Property until such time as the Depository has received payment in full of such fees and expenses. The Depository is authorized and directed to deduct such fees and expenses from the Property prior to release or distribution thereof.

     15. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, and such counterparts shall constitute and be one and the same instrument.

     16. ASSIGNMENT OF INTERESTS. None of the Undersigned shall assign or attempt to assign or transfer his or its interest hereunder or any part thereof. Any such assignment or attempted assignment by any one or more of the Undersigned shall be in direct conflict with this Agreement and the Depository shall not be bound thereby.

     17. AMENDMENTS. This Agreement cannot be amended or modified except by another agreement in writing signed by all the parties hereto or by their respective successors in interest.

     18. HEADINGS. The paragraph headings contained herein are for convenience of reference only and are not intended to define, limit or describe the scope or intent of any provision of this agreement.

     19. GOVERNING LAW. This Agreement shall be deemed to have been made and shall be construed and interpreted in accordance with the laws of the State of Texas.

     20. INVESTMENT OF PROPERTY; WITHHOLDING.
     (a) The Depository shall invest cash balances each day in such money market or other short-term investment funds as shall be specified in writing by an Authorized Representative on Exhibit "B" [Disclosure and Direction] attached hereto. Such money market or short-term investment funds may include any open-end or closed-end management investment trust or investment company registered under the Investment Company Act of 1940, as amended, for which the Depository or one of its affiliates acts as investment advisor, custodian, transfer agent, registrar, sponsor, distributor, manager or otherwise, and any fees paid to the Depository or its affiliate by such fund shall be in addition to the fees and expenses owed to the Depository under this Agreement.
     (b) The Depository shall not be responsible or liable for determination or payment of any taxes assessed against the Property or the income therefrom nor for the preparation or filing of any tax returns other than withholding required by statute or treaty. Each of the Undersigned agree to provide the Depository any information necessary to perform any such required withholding and the Depository shall be entitled to rely on such information. The Depository will establish the account holding the Property under the TIN of ________________; if Depository is responsible for tax reporting as set forth in paragraph

22, it will be rendered under the aforementioned TIN. A W-9 certifying to the party's withholding status in the form set forth on Exhibit "C" attached hereto will be completed at closing.
     (c) The Depository may make any and all investments through its own bond or investment department. The Depository shall not be held liable or responsible for the quality or diversity of the assets constituting the Property or for any loss or depreciation in the value of such assets or any loss resulting from any investment made by the Depository in accordance with the terms of this Agreement. If the Depository is required to sell or otherwise redeem or liquidate any Property prior to its maturity, the Undersigned agree that the Depository shall not be personally liable for any loss to the Property (including either principal or income) or other costs incurred as a result of any such early redemption or liquidation.

     21. INDEMNIFICATION AND HOLD HARMLESS. The Undersigned hereby agree to indemnify and hold the Depository and its directors, employees, officers, agents, successors and assigns harmless from and against any and all losses, claims, damages, liabilities and expenses, including without limitation, reasonable costs of investigation and counsel fees and expenses which may be imposed on the Depository or incurred by it in connection with its acceptance of this appointment as the Depository hereunder or the performance of its duties hereunder. Such indemnity includes, without limitation, all losses, damages, liabilities and expenses (including counsel fees and expenses) incurred in connection with any litigation (whether at the trial or appellate levels) arising from this Escrow Agreement or involving the subject matter hereof. The indemnification provisions contained in this paragraph 21 are in addition to any other rights any of the indemnified parties may have by law or otherwise and shall survive the termination of this Agreement or the resignation or removal of the Depository.

      22. ADDITIONAL TERMS.

                                  SEE EXHIBIT D

      IN WITNESS WHEREOF, the parties hereto have caused this Depository Agreement - Indemnification Escrow to be executed this _____________day of _______________, 199__.



SUN PAGING COMMUNICATIONS


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------


PALMER COMMUNICATIONS, INC.

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

AMERICAN MOBILPHONE, INC.

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------


CONTACT COMMUNICATIONS INC.
By:
   -----------------------------------------
Name:     Mark A. Solls
Title:    Vice President and General Counsel
      --------------------------------------



      The Depository hereby acknowledges receipt of the Property described in Schedule A hereof and hereby accepts the same as Depository hereunder, subject to the terms and conditions set forth above, this ___________day of __________, 199__.

                                   Norwest Bank Texas, National Association,
                                   DEPOSITORY


                                   BY:
                                      ----------------------------------------
                                   TITLE:
                                         -------------------------------------

ATTACHMENTS:

Schedule A - Description of Property
Exhibit A  - Schedule of Fees
Exhibit B  - Disclosure and Direction (Investments)
Exhibit C  - Withholding Form

                                SCHEDULE A

                          DESCRIPTION OF PROPERTY

(Description of the "Property" as that term is defined in paragraph 2 of the Agreement) In the event the property is other than cash, securities or negotiable instruments, the following provisions shall apply: (i) Depository makes no warranty as to the suitability for any particular purpose of the Property deposited with Depository hereunder, or
(ii) Depository makes no warranty that the facilities of the Depository are suitable for the deposit of the Property, or (ii) Depository shall not be liable for any deterioration or destruction of the Property while in the possession of Depository, except for the gross negligence or willful misconduct of the Depository, or (iv) Depository has no duty to determine if any Property deposited hereunder is in fact the property that is required to be deposited hereunder pursuant to any agreement of the Undersigned.


                                  $75,000.00


The following person(s) are designated as Authorized Representative as that term is defined in the Agreement and specimen signatures are shown:

CONTACT COMMUNICATIONS INC.
-----------------------------------       -----------------------------------
By: Mark A. Solls, Vice President          Signature



SUN PAGING COMMUNICATIONS
-----------------------------------       -----------------------------------
By:                                        Signature



PALMER COMMUNICATIONS, INC.
-----------------------------------       -----------------------------------
By:                                        Signature



AMERICAN MOBILPHONE, INC.
-----------------------------------       -----------------------------------
By:                                        Signature

                                    EXHIBIT A


                                SCHEDULE OF FEES

                                    $1,500.00



Out of pocket expenses such as, but not limited to, postage, courier, insurance, long distance telephone, stationery, travel, legal or accounting, etc., will be billed at cost.

The initial and administration fee are due at closing.

These fees do not include extraordinary services which will be priced according to time and scope of duties.

It is acknowledged that the Schedule of Fees shown above are acceptable for the services mutually agreed upon and the Undersigned authorize the Depository to perform said services.

ACKNOWLEDGED AND AGREED:


                         SUN PAGING COMMUNICATIONS


                         -----------------------------------------------------
                         BY:



                         PALMER COMMUNICATIONS, INC.


                         -----------------------------------------------------
                         BY:



                         AMERICAN MOBILPHONE, INC.


                         -----------------------------------------------------
                         BY:

                         CONTACT COMMUNICATIONS INC.


                         -----------------------------------------------------
                         BY:  Mark A. Solls, Vice President and General Counsel

                         DATE:
                         -----------------------------------------------------

                                    EXHIBIT D
                TO DEPOSITORY AGREEMENT - INDEMNIFICATION ESCROW


22.  Additional Terms

     a.   CLAIMS AGAINST AND PAYMENTS FROM ESCROW.

     (i) Claims against the Property may be made by Purchaser, on its own behalf or on behalf of any other Purchaser Indemnified Party (as defined in the Purchase Agreement), for indemnification of any Purchaser Indemnified Cost (as defined in the Purchase Agreement).

     (ii) Purchaser shall promptly notify Seller and the Depository in writing of any sums which Purchaser claims are subject to indemnification under the Purchase Agreement. Failure of Purchaser to exercise promptness in such notification shall not amount to a waiver of such claim unless the resulting delay materially prejudices the position of the Seller with respect to such claim. Such notice shall consist of a description of the claim and specify each Indemnified Party and the amount (which may be estimated) of the claim in United States dollars.

     (iii) The Seller may contest the claims specified in paragraph 22(a)(ii) (or any portion thereof) by giving the Depository and Purchaser written notice of such contest within fifteen days after receipt by the Seller of a notice from Purchaser under paragraph 22(a)(ii), which notice of contest shall include a statement of the grounds of such contest and shall state the amount of any such claim by Purchaser that the Seller do not dispute.

     (iv) Payment of any claim for indemnification (or portion thereof) to which the Property is subject shall become due and payable by the Depository upon receipt of written authorization executed by the Undersigned.


     b. RELEASE OF FUNDS. On the 90th, 180th and 270th day following the Closing, the Depository shall release to the Seller the lesser of (i) $25,000, or (ii) $25,000 less the portion of the Property subject to claims by Purchaser. Payment of Property under this Section 22(b) by the Depository shall be pursuant to written instructions executed by the Undersigned.

     c.   Distribution.  Depository on or before the above described dates in
Section 22(b) shall distribute to Seller all income earned on the Property.

     d. NOTICES. All notices, consents, or other communications hereunder shall be in writing and shall be sufficient if delivered personally, sent by facsimile or similar device, or sent by registered or certified mail, or via express mail service, postage prepaid, addressed as follows, or to such other address as any party shall designate in a subsequent notice:

     To Buyer:       Contact Communications Inc.
                     6340 LBJ Freeway
                     Dallas, Texas  75240
                     Atten: Jackie R. Kimzey
                            Mark A. Solls
                     (214) 687-2000
                     Fax # (214) 774-0640

     With A Copy To: ProNet Inc.
                     6340 LBJ Freeway
                     Dallas, Texas 75240
                     Atten:  Mark A. Solls
                     Fax # (214) 774-0640

     To Sellers:     Sun Paging Communications
                     % American Mobilphone, Inc.
                     500 Grentree Commons
                     381 Mansfield Avenue
                     Pittsburgh, Pennsylvania  15220
                     Atten:  Mr. Fred W. Schwarz

     With A Copy To: Palmer Wireless, Inc.
                     K. Patrick Meehan, Esquire
                     Vice President & General Counsel
                     12800 University Drive, Suite #500
                     Ft. Myers, Florida  33907
                     Fax # (813) 433-8213

     To Depository:  Norwest Bank Texas, N.A.
                     4300 Thanksgiving Tower
                     1601 Elm Street
                     Dallas, Texas 75201
                     Atten:  Sherri Hewett, Vice President
                     Fax # (214) 922-8904

Any such notice shall be deemed sent when received at the address or fax number so designated.

     e. ALLOCATION OF DEPOSITORY'S FEES. The Undersigned, as among themselves, agree that all fees and expenses charged by or payable to the Depository shall be borne fifty percent by the Purchaser and fifty percent by the Sellers.

     f. ALLOCATION OF INDEMNIFICATION LIABILITIES. The Undersigned, as among themselves, agree that, in the event of any dispute resulting in litigation over entitlement to or distribution of the Property, the non-prevailing party(ies) shall bear 100 percent of any and all losses, claims, damages, liabilities and expenses of the Depository for which the Undersigned may be jointly and severally liable under the terms of this Agreement.

                                  EXHIBIT J

______________________________________________________________________________

NATIONSBANK                                        DEPOSITORY AGREEMENT-ESCROW
______________________________________________________________________________

THE UNDERSIGNED Contact Communications Inc. ("Purchaser"), Sun Paging Communications ("Seller"), Palmer Communications Incorporated ("Palmer"), American Mobilphone, Inc. ("American", collectively with Palmer, the "Partners"), (collectively, the "Undersigned"), in order to designate NationsBank of Texas, National Association, (the "Depository") as the Depository for the Undersigned for the purposes and upon the terms and conditions herein set forth, do hereby represent and warrant to, and agree with each other and the Depository, as follows:

     1. APPOINTMENT OF THE DEPOSITORY. The Depository is hereby appointed Depository for the Undersigned with respect to the "Property" as that term is herein defined.

     2. THE PROPERTY. Concurrently with the execution and delivery hereof, the Undersigned have deposited with the Depository, as custodian and depository, the items described in Schedule A hereto, or in lieu thereof, have made provision in paragraph 22 for the deposit of items hereunder (such items being herein collectively called the "Property"), and direct that same be held and disposed of by the Depository as herein provided.

     3.  THE DEPOSITORY'S DUTIES AND AUTHORITY TO ACT.
     (a) Except as may be otherwise provided in paragraph 22, in which event the special instructions in said paragraph 22 shall be controlling, the Depository shall hold the Property in safekeeping and deliver the same or any part or parcel thereof, including the interest earned from investments made pursuant to paragraph 20 hereof, only (i) to one or more of the Undersigned in accordance with and upon the written instructions of each of the other of the Undersigned and/or (ii) in accordance with and upon the written instructions of all the Undersigned.
     (b) When instructions from more than one of the Undersigned are required, such instructions may be given by separate instruments of similar tenor. Any of the Undersigned may hereafter act through an agent or attorney-in-fact only if written evidence of authority in form and substance satisfactory to the Depository is furnished to the Depository and agreed to by the Depository.
     (c) The Depository may act upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other document which it in good faith believes to be genuine.
     (d) The Depository shall be deemed to have properly delivered any item of Property upon (i) placing the item in the United States mail in a suitable package or envelope with first class prepaid postage affixed, addressed to the addressee at such addressee's address as set forth in this Agreement or such other address as the Undersigned shall have furnished to the Depository in writing; (ii) delivery in person at the Depository's offices; or (iii) delivery in any other manner pursuant to written instructions of the Undersigned.

     (e) In performing its duties under this Agreement, or upon the claimed failure to perform any of its duties hereunder, the Depository shall not be liable to anyone for damages, losses or expenses which may be incurred as a result of the Depository so acting or failing to so act; provided, however, the Depository shall not be relieved from liability for damages arising out of its proven gross negligence or willful misconduct under this Agreement. The Depository shall in no event incur any liability with respect to (i) any action taken or omitted to be taken in good faith upon advice of legal counsel given with respect to any questions relating to the duties and responsibilities of the Depository hereunder or (ii) any action taken or omitted to be taken in reliance upon any document delivered to the Depository and believed by it to be genuine and to have been signed or presented by the proper party or parties.
     (f) Payment of moneys hereunder shall be made by check or by wire transfer of immediately available funds in accordance with instructions contained in the applicable disbursement notice to the Depository.

     4. OTHER AGREEMENTS. The Depository is not a party to, nor is it bound by, nor need it give consideration to the terms or provisions of, any other agreement or undertaking among the Undersigned or any of them, or between the Undersigned or any of them and other persons, or any agreement or undertaking which may be evidenced by or disclosed by the Property, it being the intention of the parties hereto that the Depository assent to and be obligated to give consideration only to the terms and provisions hereof. Unless otherwise provided in paragraph 22, the Depository shall have no duty to determine or inquire into the happening or occurrence of any event or contingency or the performance or failure of performance of any of the Undersigned with respect to arrangements or contracts with each other or with others, the Depository's sole duty hereunder being to hold the Property and to dispose of and deliver the same in accordance with instructions given to it as provided in paragraph 3.

     5.  STANDARD OF CARE.
     (a) The Depository undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Depository.
     (b) If the Depository is required by the terms hereof to determine the occurrence of any event or contingency, the Depository shall, in making such determination, be liable only for its proven gross negligence or willful misconduct, as determined in light of all the circumstances, including the time and facilities available to it in the ordinary conduct of its business. In determining the occurrence of any such event or contingency the Depository may request from any of the Undersigned or any other person such reasonable additional evidence as the Depository in its sole discretion may deem necessary to determine any fact relating to the occurrence of such event or contingency, and may at any time inquire of and consult with others, including without limitation, any of the Undersigned, and the Depository shall not be liable for any damages resulting from its delay in acting hereunder pending its receipt and examination of additional evidence requested by it.
     (c) Whenever the Depository is required by the terms hereof to take action upon the occurrence of any event or contingency, the time prescribed for such action shall in all cases be a reasonable time after written notice received by the Depository for the happening of such event or contingency, provided however, that this provision shall not be deemed to limit or reduce the time allowed the Depository for action as provided in paragraph 5(b).

     6. LIMITATION ON LIABILITY. The Depository shall not be responsible or liable to the Undersigned or to any other person in any manner whatsoever for the sufficiency, correctness, genuineness, effectiveness or validity of any of the Property, or for the form or execution thereof, or for the identity or authority of any person executing or depositing the same. If any of the Undersigned are acting as agent for others, all of the Undersigned represent and warrant that each such agent is authorized to make and enter into this Agreement. This Agreement is a personal one between the Undersigned and the Depository. The Depository is authorized by each of the Undersigned to rely upon all representations, both actual and implied, of each of the Undersigned and all other persons relating to this Agreement and/or the Property, including without limitation representations as to marital status, authority to execute and deliver this Agreement, notifications, receipts or instructions hereunder, and relationships among persons, firms, corporations or other entities, including those authorized to receive delivery hereunder, and the Depository shall not be liable to any person in any manner by reason of such reliance. The duties of the Depository hereunder shall be only to the Undersigned, their respective successors, heirs, assigns, executors and administrators and to no other person, firm, corporation or other entity whatsoever.

     7. TIME OF PERFORMANCE. Whenever under the terms hereof the time for performance of any provision shall fall on a date which is not a regular business day of the Depository, the performance thereof on the next succeeding regular business day of the Depository shall be deemed to be in full compliance. Whenever time is referred to in this Agreement, it shall be the time recognized by the Depository in the ordinary conduct of its normal business transactions.

     8. DEATH, DISABILITY, ETC. OF THE UNDERSIGNED. The death, disability, bankruptcy, insolvency, reorganization or absence of any of the Undersigned shall not affect or prevent performance by the Depository of its obligations or its right to rely upon instructions received hereunder. However, in the event of the death, disability, bankruptcy, insolvency, reorganization or absence of any of the Undersigned, the Depository (without liability to any of the Undersigned) may refrain from taking any action required or requested hereunder.

     9. EXAMINATION OF THE PROPERTY. Any of the Undersigned may examine the Property during the regular business hours of the Depository; such examination shall, however, be permitted only in the presence of an officer of the Depository.

     10. REMEDIES OF THE DEPOSITORY.
     (a) As additional consideration for and as an inducement for the Depository to act hereunder, it is understood and agreed that in the event of any disagreement between the parties to this Agreement or in the event any other person or entity claims an interest in the Property or any part thereof, and such disagreement or claim results in adverse claims and demands being made by them or any of them in connection with or for any part of the Property, the Depository shall be entitled, at the option of the Depository, to refuse to comply with the instructions or demands of the parties to this Agreement, or any of such parties, so long as such disagreement or adverse claim shall continue. In such event, the Depository shall not be required to make delivery or other disposition of the Property.

Anything herein to the contrary notwithstanding, the Depository shall not be or become liable to the Undersigned or any of them for the failure of the Depository to comply with the conflicting or adverse demands of the Undersigned or any of such parties or of any other persons or entities claiming an interest in the Property or any part thereof. The Depository shall be entitled to refrain and refuse to deliver or otherwise dispose of the Property or any part thereof or to otherwise act hereunder, as stated above, unless and until (i) the rights of the parties and all other persons and entities claiming an interest in the Property have been duly adjudicated in a court having jurisdiction of the parties and the Property or (ii) the parties to this Agreement and such other persons and entities have reached an agreement resolving their differences and have notified the Depository in writing of such agreement and have provided the Depository with indemnity satisfactory to it against any liability, claims or damages resulting from compliance by the Depository with such agreement. In addition to the foregoing, the Depository shall have the right to tender into the registry or custody of any court having jurisdiction, any part of or all of the Property. Upon such tender, the parties hereto agree that the Depository shall be discharged from all further duties under this Agreement; provided, however, that the filing of any such legal proceedings shall not deprive the Depository of its compensation hereunder earned prior to such filing and discharge of the Depository of its duties hereunder.
     (b) While any suit or legal proceeding arising out of or relating to this Agreement or the Property or the Undersigned is pending, whether the same be initiated by the Depository or by others, the Depository shall have the right at its option to stop all further performance of this Agreement and instructions received hereunder until all differences shall have been resolved by agreement or until the rights of all parties shall have been fully and finally adjudicated by the court. For purposes of any suit or legal proceeding arising out of or relating to this Agreement to which the Depository may be a party, the Undersigned hereby consent and submit to the jurisdiction of the appropriate court, whether Federal or state, sitting in Dallas County, Texas. The rights of the Depository under this paragraph are in addition to all other rights which it may have by law or otherwise.

     11. RELIANCE ON COUNSEL. The Depository may from time to time consult with legal counsel of its own choosing in the event of any disagreement, or controversy, or question or doubt as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in good faith in accordance with the opinion or instructions of such counsel. Any such fees and expenses of such legal counsel shall be considered part of the fees and expenses of the Depository described below.

     12.  FEES AND EXPENSES.
     (a) The Undersigned hereby jointly and severally agree to pay the Depository for its ordinary services hereunder the fees determined in accordance with, and payable as specified in, the Schedule of Fees set forth in Exhibit "A", attached hereto. In addition, the Undersigned hereby jointly and severally agree to pay to the Depository its expenses incurred in connection with this Agreement, including, but not limited to, legal fees and expenses, in the event the Depository deems it necessary to retain counsel. Such expenses shall be paid to the Depository within 10 days following receipt by any of the Undersigned of a written statement setting forth such expenses.

     (b) The Undersigned jointly and severally agree that in the event any controversy arises under or in connection with this Agreement or the Property, or the Depository is made a party to or intervenes in any litigation pertaining to this Agreement or the Property, to pay to the Depository reasonable compensation for its extraordinary services and to reimburse the Depository for all costs and expenses associated with such controversy or litigation, including, but not limited to, legal fees and expenses.
     (c) As security for all fees and expenses of the Depository hereunder and any and all losses, claims, damages, liabilities and expenses incurred in connection with the acceptance of appointment hereunder or with the performance of its obligations under this Agreement and to secure the obligation of the Undersigned to indemnify the Depository as set forth in paragraph 21 hereof, the Depository is granted a security interest in and lien upon the Property, which security interest and lien shall be prior to all other security interests, liens or claims against the Property or any part thereof. Each of the Undersigned warrant and agree with the Depository that, unless otherwise expressly set forth in this Agreement, there is no security interest in the Property or any part thereof; no financing statement under the Uniform Commercial Code of any jurisdiction is on file in any jurisdiction claiming a security interest in or describing, whether specifically or generally, the Property or any part thereof; and the Depository shall have no responsibility at any time to ascertain whether or not any security interest exists in the Property or any part thereof or to file any financing statement under the Uniform Commercial Code of any jurisdiction with respect to the Property or any part thereof.
     (d) The Depository is authorized by the Undersigned to withhold from the Property, prior to distribution thereof and prior to termination of this Agreement, all fees and expenses to which the Depository is entitled hereunder. In addition, in the event any such fees and expenses are not paid to the Depository on or prior to the date such amounts are due, the Depository is hereby authorized and directed to pay such amounts owed to it from cash funds included in the Property or, if no cash funds are then included in the Property, to sell assets constituting part of the Property for the purpose of paying such amounts owed to it.
     (e) In the event fees and expenses of the Depository are to be paid pursuant to paragraph 22 hereof, it is understood and agreed by the Undersigned that such fees and expenses are in addition to those described above and that such fees and expenses shall be subject to periodic review and modification by the Depository as determined by the Depository in its sole discretion.

     13. EFFECTIVE DATE. The effective date of this Agreement shall be the date on which it is accepted by the Depository unless otherwise provided in paragraph 22.

     14. TERMINATION AND RESIGNATION. Unless sooner terminated as hereinafter provided, this Agreement shall terminate without action of any party when all of the terms hereof shall have been fully performed. Either the Depository or the Undersigned may terminate this Agreement upon thirty (30) days written notice
(i) signed by the Depository and delivered to each of the Undersigned or (ii) signed by each of the Undersigned and delivered to the Depository. Upon termination of this Agreement, the Depository shall deliver the Property in accordance with the written instructions delivered by the Undersigned pursuant to paragraph 3(a) hereof. All fees and expenses owed to the Depository hereunder shall be paid in full prior to such delivery of the Property, and the Depository is hereby authorized and directed by the Undersigned to withhold release or distribution of the Property until such time as the Depository has received payment in full of such fees and expenses. The Depository is authorized and directed to deduct such fees and expenses from the Property prior to release or distribution thereof.

     15. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, and such counterparts shall constitute and be one and the same instrument.

     16. ASSIGNMENT OF INTERESTS. None of the Undersigned shall assign or attempt to assign or transfer his or its interest hereunder or any part thereof. Any such assignment or attempted assignment by any one or more of the Undersigned shall be in direct conflict with this Agreement and the Depository shall not be bound thereby.

     17. AMENDMENTS. This Agreement cannot be amended or modified except by another agreement in writing signed by all the parties hereto or by their respective successors in interest.

     18. HEADINGS. The paragraph headings contained herein are for convenience of reference only and are not intended to define, limit or describe the scope or intent of any provision of this agreement.

     19. GOVERNING LAW. This Agreement shall be deemed to have been made and shall be construed and interpreted in accordance with the laws of the State of Texas.

     20. INVESTMENT OF PROPERTY; WITHHOLDING.
     (a) The Depository shall invest cash balances each day in such money market or other short-term investment funds as shall be specified in writing by an Authorized Representative on Exhibit "B" [Disclosure and Direction] attached hereto. Such money market or short-term investment funds may include any open-end or closed-end management investment trust or investment company registered under the Investment Company Act of 1940, as amended, for which the Depository or one of its affiliates acts as investment advisor, custodian, transfer agent, registrar, sponsor, distributor, manager or otherwise, and any fees paid to the Depository or its affiliate by such fund shall be in addition to the fees and expenses owed to the Depository under this Agreement.
     (b) The Depository shall not be responsible or liable for determination or payment of any taxes assessed against the Property or the income therefrom nor for the preparation or filing of any tax returns other than withholding required by statute or treaty. Each of the Undersigned agree to provide the Depository any information necessary to perform any such required withholding and the Depository shall be entitled to rely on such information. The Depository will establish the account holding the Property under the TIN of ________________; if Depository is responsible for tax reporting as set forth in paragraph 22, it will be rendered under the aforementioned TIN. A W-9 certifying to the party's withholding status in the form set forth on Exhibit "C" attached hereto will be completed at closing.

     (c) The Depository may make any and all investments through its own bond or investment department. The Depository shall not be held liable or responsible for the quality or diversity of the assets constituting the Property or for any loss or depreciation in the value of such assets or any loss resulting from any investment made by the Depository in accordance with the terms of this Agreement. If the Depository is required to sell or otherwise redeem or liquidate any Property prior to its maturity, the Undersigned agree that the Depository shall not be personally liable for any loss to the Property (including either principal or income) or other costs incurred as a result of any such early redemption or liquidation.

     21. INDEMNIFICATION AND HOLD HARMLESS. The Undersigned hereby agree to indemnify and hold the Depository and its directors, employees, officers, agents, successors and assigns harmless from and against any and all losses, claims, damages, liabilities and expenses, including without limitation, reasonable costs of investigation and counsel fees and expenses which may be imposed on the Depository or incurred by it in connection with its acceptance of this appointment as the Depository hereunder or the performance of its duties hereunder. Such indemnity includes, without limitation, all losses, damages, liabilities and expenses (including counsel fees and expenses) incurred in connection with any litigation (whether at the trial or appellate levels) arising from this Escrow Agreement or involving the subject matter hereof. The indemnification provisions contained in this paragraph 21 are in addition to any other rights any of the indemnified parties may have by law or otherwise and shall survive the termination of this Agreement or the resignation or removal of the Depository.

      22. ADDITIONAL TERMS.

                                SEE EXHIBIT D

      IN WITNESS WHEREOF, the parties hereto have caused this Depository Agreement - Escrow to be executed this _____________day of _______________, 199__.


CONTACT COMMUNICATIONS INC.                  Address



By:                                          6340 LBJ Freeway
   -------------------------------------     ---------------------------------
     Mark A. Solls                           Dallas, Texas  75240
                                             ---------------------------------
Title: Vice President and General Counsel    (214) 687-2000   (214) 774-0640
       ----------------------------------    ---------------------------------
Company TIN:                                 Telephone #       Fax #
            -----------------------------


SUN PAGING COMMUNICATIONS                    Address



By:
   --------------------------------------    ---------------------------------

                                             ---------------------------------
Title:
      ----------------------------------     ---------------------------------

Company TIN:
             ---------------------------     Telephone #        Fax #

PALMER COMMUNICATIONS, INC.                  Address



By:
   -------------------------------------     ---------------------------------

                                             ---------------------------------
Title:
      -----------------------------------    ---------------------------------
Company TIN:
            -----------------------------    Telephone #          Fax #


AMERICAN MOBILPHONE, INC.                    Address

By:
   -------------------------------------     ---------------------------------

                                             ---------------------------------
Title:
      -----------------------------------    ---------------------------------
Company TIN:
            -----------------------------    Telephone #          Fax #



      The Depository hereby acknowledges receipt of the Property described in Schedule A hereof and hereby accepts the same as Depository hereunder, subject to the terms and conditions set forth above, this ___________day of __________, 199__.

                    NationsBank of ___________, National Association,
                    DEPOSITORY

               BY:
                  ---------------------------------------------------
            TITLE:
                   --------------------------------------------------

ATTACHMENTS:

Schedule A - Description of Property
Exhibit A  - Schedule of Fees
Exhibit B  - Disclosure and Direction (Investments)
Exhibit C  - Withholding Form

                                   SCHEDULE A

                             DESCRIPTION OF PROPERTY

(Description of the "Property" as that term is defined in paragraph 2 of the Agreement) In the event the property is other than cash, securities or negotiable instruments, the following provisions shall apply: (i) Depository makes no warranty as to the suitability for any particular purpose of the Property deposited with Depository hereunder, or
(ii) Depository makes no warranty that the facilities of the Depository are suitable for the deposit of the Property, or (ii) Depository shall not be liable for any deterioration or destruction of the Property while in the possession of Depository, except for the gross negligence or willful misconduct of the Depository, or (iv) Depository has no duty to determine if any Property deposited hereunder is in fact the property that is required to be deposited hereunder pursuant to any agreement of the Undersigned.


                               $50,000.00   CASH



The following person(s) are designated as Authorized Representative as that term is defined in the Agreement and specimen signatures are shown:

CONTACT COMMUNICATIONS INC.
------------------------------------   ------------------------------------
By:   Mark A. Solls, Vice President    Signature



SUN PAGING COMMUNICATIONS
------------------------------------   ------------------------------------
By:                                    Signature



PALMER COMMUNICATIONS, INC.
------------------------------------   ------------------------------------
By:                                    Signature



AMERICAN MOBILPHONE, INC.
------------------------------------   ------------------------------------
By:                                    Signature

                                    EXHIBIT A


                                SCHEDULE OF FEES


                                    $1,800.00


Out of pocket expenses such as, but not limited to, postage, courier, insurance, long distance telephone, stationery, travel, legal or accounting, etc., will be billed at cost.

The initial and administration fee are due at closing.

These fees do not include extraordinary services which will be priced according to time and scope of duties.

It is acknowledged that the Schedule of Fees shown above are acceptable for the services mutually agreed upon and the Undersigned authorize the Depository to perform said services.

ACKNOWLEDGED AND AGREED:


                   SUN PAGING COMMUNICATIONS



                   ------------------------------------------------------
                   BY:


                   PALMER COMMUNICATIONS, INC.


                   ------------------------------------------------------
                   BY:


                   AMERICAN MOBILPHONE, INC.


                   ------------------------------------------------------
                   BY:


                   CONTACT COMMUNICATIONS INC.


                   ------------------------------------------------------
                   BY:  Mark A. Solls, Vice President and General Counsel

                   DATE:
                   ------------------------------------------------------

                                    EXHIBIT D

22.  ADDITIONAL TERMS.

     (a)  INVESTMENT AND REINVESTMENT.     All proceeds, interest and other
payments or distributions made upon or with respect to any investments made pursuant to the provisions hereof (collectively, the "Accrued Earnings") shall be reinvested in the manner provided in paragraph 20. As used herein, the term "Property" shall mean the Deposits (as hereinafter defined) and Accrued Earnings.

     (b)  DEPOSIT OF FUNDS.     Concurrently herewith and pursuant to the terms
of that certain Asset Purchase Agreement dated as of November 10, 1995, by and among the Undersigned (the "Asset Purchase Agreement"). Purchaser is depositing with the Depository the sum of $50,000.00 in cash (the "Deposits").

     (c)  DISBURSEMENT OF THE PROPERTY.     The Property shall be held and
disbursed by the Depository as follows:

          (i)     UPON THE CLOSING.    If the Closing of the transactions
     contemplated by the Asset Purchase Agreement occurs on or before June 30, 1996 (the "Target Date"), then upon receipt of written instructions from the Undersigned, the Depository shall disburse the Deposits to the Seller as a credit against the purchase price of the assets of the Company as referenced in the Asset Purchase Agreement and shall disburse the Accrued Earnings to the Purchaser.

          (ii)    FAILURE TO CLOSE.

          (A) If the Closing of the Transactions contemplated by the Asset Purchase Agreement does not occur by the Target Date due to Purchaser's breach of the Asset Purchase Agreement, then, upon receipt of written instructions from the Undersigned, the Depository shall disburse the Property to the Seller.

          (B) If the Closing of the transactions contemplated by the Asset Purchase Agreement does not occur by the Target Date due to any reason other than those set forth in paragraph 22(c)(ii)(A), then upon receipt of written instructions from the Undersigned, the Depository shall disburse the Property to the Purchaser.

     (d)  NOTICES.     All notices, consents, or other communications hereunder
shall be in writing and shall be sufficient if delivered personally, sent by facsimile or similar device, or sent by registered or certified mail, or via express mail service, postage prepaid, addressed as follows, or to such other address as any party shall designate in a subsequent notice:

To Purchaser:       CONTACT COMMUNICATIONS INC.
                    6340 LB. Freeway
                    Dallas, Texas  75240
                    Attain:  Jackie R. Kimzey
                             Mark A. Solls
                    (214)  687-2000
                    Fax # (214) 774-0640

With A Copy To:     PRONET INC.
                    6340 LB. Freeway
                    Dallas, Texas  75240
                    Attain:   Mark A. Solls
                    Fax # (214) 774-0640

To Seller:          SUN PAGING COMMUNICATIONS
                    % American Mobilphone, Inc.
                    500 Greentree Commons
                    381 Mansfield Avenue
                    Pittsburg, Pennsylvania  15220
                    Atten:  Fred W. Schwarz

With A Copy To:     PALMER COMMUNICATIONS, INC.
                    K. Patrick Meehan, Esquire
                    Vice President & General Counsel
                    12800 University Drive, Suite #500
                    Ft. Myers, Florida  33907
                    Fax#  (813) 433-8213

To Depository:      NATIONSBANK OF TEXAS, N.A.
                    901 Main Street, 18th Floor
                    Dallas, Texas  75202-3714
                    Atten:  Corporate Trust/Billie Collins
                    Fax #(214) 508-3430

Any such notice shall be deemed sent when received at the address or fax number so designated.

     (e)  ALLOCATION OF DEPOSITORY'S FEES.   The Undersigned, as among
themselves, agree that all fees and expenses charged by or payable to the Depository shall be born fifty percent by the Purchaser and fifty percent by the Seller.

     (f) ALLOCATION OF INDEMNIFICATION LIABILITIES. The Undersigned, as among themselves, agree that, in the event of any dispute resulting in litigation over entitlement to our distribution of the Property, the non-prevailing party(ies) shall bear 100 percent of any and all losses, claims, damages, liabilities and expenses of the Depository for which the Undersigned may be jointly and severally liable under the terms of this Agreement.